UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-881
                                                     ---------------------

                             Columbia Funds Trust III
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  04/30/2005
                                           ------------------

                  Date of reporting period: 10/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                COLUMBIA TAXABLE
                                   BOND FUNDS

                                Semiannual Report
                                October 31, 2004

[photo of woman smiling]



[LOGO]:
COLUMBIA FUNDS
A MEMBER OF COUMBIA MANAGEMENT

Table of Contents

Economic Update ...........................  1

Columbia Corporate Bond Fund ..............  2

Columbia Intermediate Government
   Income Fund ............................  6

Columbia Quality Plus Bond Fund. .......... 10

Financial Statements ...................... 14

   Investment Portfolio ................... 15

   Statements of Assets and Liabilities ... 31

   Statements of Operations ............... 33

   Statements of Changes in Net Assets .... 34

   Notes to Financial Statements .......... 38

   Financial Highlights ................... 45

Important Information About This Report ... 57


PRESIDENT'S MESSAGE

--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds

Dear Shareholder:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

O THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

o THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

o IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY--BANK OF AMERICA--HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the funds' managers on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ECONOMIC UPDATE
--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds


During the six-month period that began May 1, 2004, and ended October 31, 2004, the US economy continued to grow at a healthy pace, despite uncertainty about new job growth and rising energy prices. The economy encountered a soft patch in the spring, as the rate of growth slowed from 4.5% to 3.3%. However, the pace picked up again heading into the final months of the year. For the third quarter, gross domestic product (GDP) increased by 3.7%.

Job growth dominated the economic news. More than one million jobs were created in the spring of 2004, and consumer confidence soared to its highest level in two years. However, job growth fell below expectations in July and August and consumer confidence fell. According to the Labor Department's payroll survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers cautious about the months ahead.

Consumer spending held up during the period, despite a slowdown in growth during the summer. Within the business sector, industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. However, business spending fell short of forecasts given the level of profit growth and the maturity of the economic cycle.

BONDS DELIVER SOLID RETURNS

Despite a weak start, all sectors of the US bond market delivered solid returns for the six-month period. Yields rose and bond prices fell when job growth picked up in the spring and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a significant boost in the second half of the period. The 10-year Treasury yield ended the period at 4.03%, well below where it started at 4.5%. In this environment, the Lehman Brothers Aggregate Bond Index returned 4.23%.

High-yield bonds, which can be less sensitive to changing interest rates, gained 6.45%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. A relatively strong economy improved credit quality and the sector's high yields attracted investors seeking income. Municipal and mortgage bonds rose more than 4.0% for the period, outperforming Treasury bonds.

STOCKS PICK UP MOMENTUM

Although stock market performance was lackluster, it picked up as economic news improved. The S&P 500 Index returned 2.96% for the six-month period. More than half of that return was generated in October. Leadership passed from small-cap stocks to mid-cap stocks, and value stocks significantly outperformed growth stocks. However, in the final month of the period, small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

HIGHER SHORT-TERM INTEREST RATES

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period.1 The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. Because the Fed's moves were widely anticipated, these rate increases have had little if any impact on the financial markets since its actions commenced.

1  The federal funds rate was raised to 2.00% on November 10, 2004.


[SIDEBAR DATA]:

Summary
For the six-month period
ended October 31, 2004

o Investment-grade bonds delivered solid gains. The Lehman Brothers Aggregate Bond Index returned 4.23%. High-yield bonds, which can be less sensitive to changing interest rates, led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 6.45%.

Lehman Index               Merrill Lynch Index

[UP ARROW]                     [UP ARROW]
   4.23%                          6.45%



o After a weak start, stock prices bounced back in October, helping the S&P 500 Index to a 2.96% gain for the six month period. Value stocks outperformed growth stocks, as measured by the Russell 1000 Growth and Value indices.

S&P 500 Index          Russell 1000 Value Index

[UP ARROW]                 [UP ARROW]
2.96%                        6.75%



The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

[MOUNTAIN CHART DATA]:

Value of a $10,000 investment 12/12/94 - 10/31/04

                                                        Lehman Brothers
           Class A shares       Class A shares          Intermediate
           without sales        with sales              Government/Credit
           charge               charge                  Bond Index
12/1994    $10,000              $ 9,525                 $10,000
            10,048               9,571                   10,038
            10,219               9,733                   10,208
            10,406               9,912                   10,419
            10,466               9,969                   10,478
            10,585               10,083                  10,607
            10,962               10,442                  10,928
            11,040               10,516                  11,001
            11,006               10,483                  11,002
            11,128               10,600                  11,102
            11,228               10,695                  11,182
            11,362               10,822                  11,306
            11,513               10,966                  11,454
            11,647               11,093                  11,574
            11,727               11,170                  11,674
            11,544               10,996                  11,537
            11,472               10,927                  11,479
            11,410               10,868                  11,438
            11,383               10,842                  11,429
            11,519               10,971                  11,550
            11,546               10,998                  11,585
            11,529               10,981                  11,594
            11,701               11,145                  11,755
            11,932               11,366                  11,964
            12,129               11,553                  12,121
            12,009               11,439                  12,044
            12,038               11,466                  12,091
            12,051               11,479                  12,114
            11,931               11,364                  12,030
            12,087               11,513                  12,171
            12,187               11,608                  12,272
            12,310               11,726                  12,384
            12,614               12,015                  12,635
            12,513               11,919                  12,572
            12,685               12,082                  12,718
            12,835               12,225                  12,859
            12,874               12,263                  12,887
            12,985               12,368                  12,990
            13,162               12,537                  13,160
            13,134               12,510                  13,150
            13,175               12,549                  13,192
            13,226               12,598                  13,258
            13,353               12,719                  13,355
            13,453               12,814                  13,440
            13,479               12,839                  13,487
            13,719               13,067                  13,699
            14,048               13,381                  14,043
            13,983               13,319                  14,029
            13,995               13,330                  14,027
            14,046               13,379                  14,083
            14,111               13,441                  14,161
            13,833               13,176                  13,953
            13,926               13,264                  14,057
            13,951               13,288                  14,101
            13,806               13,150                  13,992
            13,763               13,109                  14,002
            13,723               13,071                  13,990
            13,709               13,058                  14,001
            13,856               13,198                  14,131
            13,870               13,211                  14,168
            13,855               13,196                  14,185
            13,791               13,136                  14,138
            13,751               13,098                  14,086
            13,887               13,227                  14,201
            14,070               13,402                  14,349
            14,000               13,335                  14,316
            13,973               13,310                  14,339
            14,226               13,550                  14,591
            14,341               13,660                  14,702
            14,515               13,826                  14,875
            14,602               13,908                  15,011
            14,662               13,965                  15,080
            14,894               14,186                  15,285
            15,187               14,466                  15,566
            15,425               14,693                  15,822
            15,555               14,816                  15,970
            15,645               14,902                  16,093
            15,554               14,816                  16,051
            15,628               14,885                  16,141
            15,685               14,940                  16,201
            16,030               15,269                  16,538
            16,197               15,428                  16,703
            16,392               15,613                  16,947
            16,711               15,917                  17,229
            16,492               15,709                  17,056
            16,413               15,633                  16,962
            16,503               15,719                  17,051
            16,634               15,844                  17,185
            16,336               15,560                  16,924
            16,630               15,840                  17,203
            16,801               16,003                  17,375
            16,954               16,149                  17,525
            17,173               16,357                  17,732
            17,520               16,688                  17,996
            17,912               17,061                  18,318
            17,794               16,949                  18,246
            17,686               16,845                  18,230
            18,124               17,263                  18,627
            18,106               17,246                  18,627
            18,396               17,522                  18,890
            18,410               17,536                  18,909
            18,563               17,681                  19,053
            19,025               18,122                  19,436
            18,978               18,076                  19,422
            18,300               17,431                  18,894
            18,352               17,480                  18,939
            18,856               17,961                  19,418
            18,639               17,754                  19,236
            18,675               17,788                  19,263
            18,813               17,919                  19,430
            18,964               18,063                  19,559
            19,149               18,240                  19,758
            19,301               18,384                  19,912
            18,781               17,889                  19,440
            18,695               17,807                  19,353
            18,729               17,839                  19,411
            18,884               17,987                  19,574
            19,215               18,302                  19,901
            19,267               18,351                  19,935
10/2004     19,403               18,481                  20,083


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 12, 1994.


[Sidebar]

Performance of a $10,000 investment
12/12/94 - 10/31/04 ($)
=======================================
   sales charge:  without       with
=======================================
   Class A        19,403       18,481
=======================================
   Class B        19,128       19,128
=======================================
   Class C        19,183       19,183
=======================================
   Class Z        19,502         n/a
=======================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Average annual total return as of 10/31/04 (%)
==========================================================================================
   Share class                A                   B                  C              Z
==========================================================================================
   Inception              11/25/02            11/25/02           11/25/02       12/12/94
==========================================================================================
   Sales charge       without     with    without    with    without    with     without
==========================================================================================
   6-month
     (cumulative)       3.32     -1.56      2.93    -2.07      3.01      2.01     3.45
==========================================================================================
   1-year               4.11     -0.82      3.33    -1.65      3.49      2.49     4.37
==========================================================================================
   5-year               6.95      5.91      6.64     6.33      6.70      6.70     7.06
==========================================================================================
   Life                 6.94      6.41      6.78     6.78      6.81      6.81     6.99
==========================================================================================

Average annual total return as of 09/30/04 (%)
==========================================================================================
   Share class                A                   B                  C              Z
==========================================================================================
   Sales charge       without     with    without    with    without    with     without
==========================================================================================
   6-month
     (cumulative)      -0.17     -4.91     -0.55    -5.43     -0.47     -1.45    -0.05
==========================================================================================
   1-year               2.18     -2.68      1.42    -3.47      1.57      0.59     2.44
==========================================================================================
   5-year               6.82      5.78      6.52     6.21      6.58      6.58     6.92
==========================================================================================
   Life                 6.92      6.39      6.77     6.77      6.80      6.80     6.97
==========================================================================================

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class Z shares (the oldest existing fund class which shares were initially offered on December 12, 1994) for periods prior to their inception. These class Z shares include the returns for the Trust Shares of the former Galaxy Corporate Bond Fund (the former Galaxy Fund), the predecessor to the fund, for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the fund. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES
--------------------------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.


[SIDEBAR DATA]:

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period


May 1, 2004 - October 31, 2004
========================================================================================================================
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
========================================================================================================================
 Class A     1,000.00     1,000.00        1,034.58     1,020.16           5.13         5.09                   1.00
========================================================================================================================
 Class B     1,000.00     1,000.00        1,030.65     1,016.38           8.96         8.89                   1.75
========================================================================================================================
 Class C     1,000.00     1,000.00        1,031.41     1,017.14           8.19         8.13                   1.60
========================================================================================================================
 Class Z     1,000.00     1,000.00        1,035.69     1,021.42           3.85         3.82                   0.75
========================================================================================================================

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.


COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
                                                    Columbia Corporate Bond Fund


For the six-month period ended October 31, 2004, Columbia Corporate Bond Fund class A shares delivered a total return of 3.32% without sales charge. By comparison, the Lehman Brothers Intermediate Government/Credit Bond Index returned 3.24%, while the Lipper Intermediate Investment Grade Debt Funds Index returned 3.63%.1

QUALITY AND MATURITY DETERMINED PERFORMANCE

The fund fell between its benchmark and its peer group because of slight differences in quality and average maturity. We believe the fund had a somewhat smaller position in lower-quality bonds and a slightly shorter average maturity than competitive funds, which hurt performance relative to its peer group. However, the fund's lower quality holdings helped performance against its Lehman benchmark, and its average maturity was slightly longer than that of the benchmark, which was an additional benefit. The impact of these factors, as well as the performance differential, was quite small--less than one-half of one percent.

The fund was rewarded by key decisions made relatively early in the year about maturity and quality. In order to position the fund for an uncertain rate environment, we "barbelled" the fund's maturity structure. We increased the fund's exposure to bonds in the zero to one-year range from 12% to 15%. At the other end of the maturity spectrum, we raised the fund's exposure to bonds with maturities of 10+ years from 13% to 14%. The added exposure to long-term maturities was particularly beneficial because long-term rates came down. But even more importantly, we decreased exposure to one- to five-year securities, which we believed were the most vulnerable to rising short-term rates. In fact, this turned out to be the worst-performing maturity range during the period.

Our decision to become slightly more aggressive on the quality front also aided performance. Although the fund's quality remains high, in keeping with our overall investment strategy, we made slight adjustments that helped performance as lower quality bonds outperformed higher-quality issues. We lowered the fund's position in AAA-rated bonds from 13% to 10% and increased its BBB-rated holdings from 29% to 33%.

PORTFOLIO POSITIONING ADJUSTED TO CAPTURE OPPORTUNITY

In addition, we raised exposure to the domestic corporate bond market from 81% to 83%. We also added a small position in floating rate notes, which we believe are attractive to own in an environment of rising short-term rates and relatively stable long-term rates. The yield on floating rate notes resets periodically to reflect changes in interest rates. We kept the fund's exposure to mortgage- and asset-backed securities relatively low because we believe these areas of the bond market are comparatively expensive. Cash accounted for less than 1% of the portfolio because we believed we could put assets to work more profitably in intermediate and longer-maturity securities.


1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

Summary

o For the six-month period ended October 31, 2004, the fund's class A shares returned 3.32% without sales charge.

o The fund's performance was in line with both its benchmark index and the other funds in its peer group.

o Decisions to become more aggressive on quality and to barbell the fund's maturity exposure benefited performance during the period.


                                   Lehman Brothers Intermediate
 Class A shares                    Government/Credit Bond Index

  [UP ARROW]                                [UP ARROW]
    3.32%                                     3.24%




                                    Objective
                              Seeks a high level of
                                 current income.

                                Total net assets
                                 $192.5 million

Net asset value per share
as of 10/31/04 ($)
=======================================
   Class A                     11.02
=======================================
   Class B                     11.02
=======================================
   Class C                     11.02
=======================================
   Class Z                     11.02
=======================================



Distributions declared per share
05/01/04 - 10/31/04 ($)
=======================================
   Class A                     0.24
=======================================
   Class B                     0.20
=======================================
   Class C                     0.20
=======================================
   Class Z                     0.25
=======================================

--------------------------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

We made modest adjustments to the fund's sector allocations where we saw opportunity. We added to the fund's position in telecommunications, because we believe the sector's outlook has improved. Yields remain high even as telecom companies have made a concerted effort to firm up their credit ratings by paying down debt. We believe that recent merger and acquisition activity has the potential to improve the industry's pricing power. We raised the fund's exposure to the gas pipeline industry, as several companies came to market with new issues at attractive rates. Debt levels in the industry remain high, but in our view the pipeline business is stable enough to sustain a certain degree of financial leverage.

Looking ahead

In light of the Fed's announcement that it would continue to raise short-term interest rates at a "measured" pace, we believe that short-term interest rates are likely to continue to rise.2 In an environment of rising short-term rates, we believe that the portfolio is well positioned both in terms of quality and maturity distribution. We will continue to monitor the market in an effort to maintain the appropriate balance of investments for the fund.

[photo of David Lindsay]

David Lindsay has managed Columbia Corporate Bond Fund since its inception in December 1994 and has been with the advisor or its predecessors or affiliate organizations since 1986.

/s/ David Lindsay

On October 13, 2004, the Board of Trustees approved a proposal to merge the Columbia Corporate Bond Fund into the Columbia Quality Plus Bond Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the merger is expected to be on or around February 25, 2005 or such a date as parties may agree.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

2  The federal funds rate was raised to 2.00% on November 10, 2004.

[Sidebar]

Portfolio structure as of 10/31/04 (%)
=======================================
   Corporate fixed-income
     bonds & notes             95.4
=======================================
   U.S. government agencies &
     obligations                2.0
=======================================
   Cash equivalents, net other
     assets & liabilities       1.3
=======================================
   Asset-backed securities      0.7
=======================================
   Mortgage-backed obligations  0.6
=======================================



Maturity breakdown as of 10/31/04 (%)
=======================================
   0 - 1 year                  14.7
=======================================
   1 - 3 years                 22.6
=======================================
   3 - 5 years                 17.8
=======================================
   5 - 7 years                 12.0
=======================================
   7 - 10 years                18.5
=======================================
   10 - 15 years                5.2
=======================================
   15 - 20 years                1.6
=======================================
   20 - 30 years                7.0
=======================================
   30+ years                    0.6
=======================================



Quality breakdown as of 10/31/04 (%)
=======================================
   Aaa                         10.2
=======================================
   Aa                           9.7
=======================================
   A                           47.5
=======================================
   Baa                         32.6
=======================================



SEC yields as of 10/31/04 (%)
=======================================
   Class A                     2.89
=======================================
   Class B                     2.30
=======================================
   Class C                     2.44
=======================================
   Class Z                     3.29
=======================================

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Performance Information
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund


[MOUNTAIN CHART DATA]:
Value of a $10,000 investment 11/01/94 - 10/31/04

                            Class A shares           Class A shares         Lehman Brothers       Lehman Brothers
                            without sales charge     with sales charge      Aggregate Bond Index  Intermediate Government Index
11/1994                     $10,000                  $9,525                 $10,000               $10,000
                             9,956                    9,483                  9,978                 9,955
                             9,998                    9,523                  10,047                9,988
                             10,166                   9,683                  10,246                10,151
                             10,393                   9,900                  10,490                10,347
                             10,436                   9,940                  10,554                10,403
                             10,554                   10,053                 10,701                10,524
                             10,983                   10,461                 11,116                10,821
                             10,994                   10,471                 11,197                10,890
                             10,943                   10,423                 11,172                10,896
                             11,097                   10,570                 11,307                10,986
                             11,186                   10,655                 11,417                11,060
                             11,287                   10,751                 11,565                11,181
                             11,441                   10,898                 11,739                11,318
                             11,565                   11,016                 11,903                11,430
                             11,622                   11,070                 11,982                11,526
                             11,430                   10,887                 11,773                11,404
                             11,362                   10,823                 11,691                11,351
                             11,267                   10,732                 11,625                11,318
                             11,240                   10,706                 11,602                11,313
                             11,337                   10,798                 11,758                11,428
                             11,378                   10,838                 11,789                11,463
                             11,364                   10,824                 11,769                11,476
                             11,508                   10,961                 11,974                11,624
                             11,691                   11,136                 12,240                11,815
                             11,828                   11,266                 12,449                11,958
                             11,767                   11,208                 12,333                11,893
                             11,813                   11,252                 12,372                11,938
                             11,832                   11,270                 12,403                11,957
                             11,773                   11,214                 12,265                11,889
                             11,904                   11,338                 12,449                12,024
                             12,000                   11,430                 12,567                12,117
                             12,097                   11,523                 12,717                12,222
                             12,351                   11,765                 13,060                12,446
                             12,280                   11,697                 12,949                12,399
                             12,412                   11,823                 13,139                12,534
                             12,548                   11,952                 13,330                12,681
                             12,595                   11,997                 13,391                12,709
                             12,689                   12,086                 13,526                12,812
                             12,850                   12,239                 13,700                12,978
                             12,819                   12,210                 13,689                12,964
                             12,843                   12,233                 13,735                13,004
                             12,902                   12,289                 13,807                13,067
                             13,012                   12,394                 13,938                13,157
                             13,120                   12,497                 14,056                13,245
                             13,141                   12,517                 14,086                13,295
                             13,445                   12,806                 14,315                13,547
                             13,761                   13,107                 14,650                13,862
                             13,703                   13,052                 14,573                13,886
                             13,696                   13,045                 14,656                13,843
                             13,742                   13,090                 14,700                13,897
                             13,788                   13,133                 14,804                13,959
                             13,527                   12,885                 14,545                13,768
                             13,599                   12,953                 14,625                13,859
                             13,630                   12,983                 14,672                13,896
                             13,502                   12,861                 14,543                13,812
                             13,467                   12,827                 14,496                13,831
                             13,432                   12,794                 14,434                13,832
                             13,412                   12,775                 14,427                13,852
                             13,542                   12,899                 14,594                13,971
                             13,551                   12,908                 14,648                13,999
                             13,558                   12,914                 14,646                14,008
                             13,475                   12,835                 14,576                13,965
                             13,470                   12,830                 14,528                13,918
                             13,644                   12,996                 14,704                14,033
                             13,848                   13,191                 14,898                14,193
                             13,814                   13,158                 14,855                14,187
                             13,810                   13,154                 14,847                14,226
                             14,046                   13,379                 15,156                14,452
                             14,141                   13,470                 15,294                14,547
                             14,324                   13,643                 15,516                14,710
                             14,404                   13,720                 15,614                14,838
                             14,502                   13,813                 15,717                14,941
                             14,728                   14,029                 15,974                15,160
                             15,017                   14,304                 16,271                15,427
                             15,190                   14,468                 16,538                15,632
                             15,343                   14,614                 16,682                15,776
                             15,412                   14,680                 16,766                15,890
                             15,332                   14,604                 16,695                15,839
                             15,387                   14,656                 16,795                15,904
                             15,438                   14,704                 16,859                15,955
                             15,731                   14,984                 17,237                16,253
                             15,888                   15,134                 17,435                16,398
                             16,152                   15,385                 17,639                16,747
                             16,464                   15,682                 18,008                17,008
                             16,237                   15,465                 17,759                16,806
                             16,134                   15,368                 17,646                16,725
                             16,215                   15,445                 17,788                16,797
                             16,371                   15,593                 17,961                16,936
                             16,094                   15,330                 17,663                16,681
                             16,393                   15,615                 18,006                16,993
                             16,507                   15,722                 18,159                17,111
                             16,682                   15,889                 18,315                17,325
                             16,938                   16,134                 18,536                17,651
                             17,147                   16,332                 18,850                17,852
                             17,387                   16,561                 19,155                18,159
                             17,340                   16,516                 19,067                18,147
                             17,241                   16,422                 19,061                18,003
                             17,539                   16,706                 19,456                18,336
                             17,529                   16,696                 19,473                18,296
                             17,709                   16,868                 19,742                18,503
                             17,683                   16,843                 19,726                18,506
                             17,776                   16,932                 19,890                18,558
                             17,988                   17,134                 20,260                18,850
                             17,936                   17,084                 20,219                18,820
                             17,398                   16,571                 19,540                18,362
                             17,483                   16,653                 19,669                18,395
                             17,834                   16,987                 20,190                18,794
                             17,685                   16,845                 20,002                18,610
                             17,716                   16,875                 20,050                18,612
                             17,848                   17,000                 20,255                18,757
                             17,942                   17,090                 20,417                18,859
                             18,087                   17,228                 20,637                19,038
                             18,178                   17,314                 20,792                19,171
                             17,758                   16,915                 20,252                18,743
                             17,671                   16,832                 20,171                18,683
                             17,743                   16,901                 20,286                18,730
                             17,885                   17,036                 20,486                18,865
                             18,130                   17,269                 20,878                19,144
                             18,169                   17,305                 20,934                19,152
10/2004                      18,270                   17,407                 21,112                19,270


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of intermediate US government securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.


[Sidebar]

Performance of a $10,000 investment
11/01/94 - 10/31/04 ($)
=======================================
   sales charge: without        with
=======================================
   Class A       18,270       17,407
=======================================
   Class B       17,461       17,461
=======================================
   Class C       17,515       17,515
=======================================
   Class G       17,529       17,529
=======================================
   Class T       18,299       17,435
=======================================
   Class Z       18,787         n/a
=======================================


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Average annual total return as of 10/31/04 (%)
================================================================================================================================
   Share class                A                   B                  C                  G                  T              Z
================================================================================================================================
   Inception              11/25/02            11/25/02           11/25/02           11/01/98           09/01/88       09/01/88
================================================================================================================================
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
================================================================================================================================
   6-month
     (cumulative)       2.89      -2.00     2.51     -2.49     2.59      1.59      2.61    -2.39      2.95     -1.95     3.02
================================================================================================================================
   1-year               3.34      -1.60     2.57     -2.41     2.72      1.72      2.77    -2.21      3.44     -1.50     3.60
================================================================================================================================
   5-year               6.16       5.13     5.34      5.02     5.41      5.41      5.42     4.93      6.19      5.17     6.46
================================================================================================================================
   10-year              6.21       5.70     5.73      5.73     5.76      5.76      5.77     5.77      6.23      5.72     6.51
================================================================================================================================

Average annual total return as of 09/30/04 (%)
================================================================================================================================
   Share class                A                   B                  C                  G                  T              Z
================================================================================================================================
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
================================================================================================================================
   6-month
     (cumulative)      -0.06      -4.78    -0.43     -5.34    -0.35     -1.34     -0.33    -5.24     -0.01     -4.73     0.07
================================================================================================================================
   1-year               1.89      -2.92     1.13     -3.78     1.28      0.29      1.32    -3.59      1.99     -2.83     2.15
================================================================================================================================
   5-year               6.05       5.03     5.26      4.93     5.32      5.32      5.34     4.84      6.09      5.06     6.35
================================================================================================================================
   10-year              6.14       5.62     5.66      5.66     5.70      5.70      5.70     5.70      6.15      5.63     6.43
================================================================================================================================

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for class A shares) and Retail B Shares (for class B and class C shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the fund. The returns shown for Retail B shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Class A, class B and class C shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class T and G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on September 1, 1988. Class G shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.


[SIDEBAR DATA]:

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period


May 1, 2004 - October 31, 2004
========================================================================================================================
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
========================================================================================================================
 Class A     1,000.00     1,000.00        1,029.84     1,020.11           5.17         5.14                   1.01
========================================================================================================================
 Class B     1,000.00     1,000.00        1,026.11     1,016.33           8.99         8.94                   1.76
========================================================================================================================
 Class C     1,000.00     1,000.00        1,026.82     1,017.09           8.22         8.19                   1.61
========================================================================================================================
 Class G     1,000.00     1,000.00        1,027.52     1,017.34           7.97         7.93                   1.56
========================================================================================================================
 Class T     1,000.00     1,000.00        1,030.50     1,020.62           4.66         4.63                   0.91
========================================================================================================================
 Class Z     1,000.00     1,000.00        1,031.00     1,021.37           3.89         3.87                   0.76
========================================================================================================================

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

For the six-month period ended October 31, 2004, class A shares of Columbia Intermediate Government Income Fund returned 2.89% without sales charge. Class Z shares returned 3.02%. The fund outperformed both its primary benchmark, the Lehman Brothers Intermediate Government Index, and its peer group, the Lipper Intermediate US Government Funds Category average, which returned 2.82% and 2.81%, respectively.1 The fund was better positioned for declining long-term interest rates and, unlike the index, had investments in non-government sectors that did well during the period. The fund trailed its secondary benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.23%. The fund lost ground against this index because it was less sensitive to declining long-term interest rates. It also had a higher quality orientation and a much lower stake in non-government sectors, which hampered its return comparison.

STRATEGIC POSITIONING HELPED PERFORMANCE

As the economy strengthened and job growth picked up in the spring of 2004, it became increasingly likely that the Federal Reserve (the Fed) would increase the federal funds rate, which is the rate banks charge each other for overnight loans.2 While the Fed's moves would boost short-term interest rates, in general, we believed that intermediate and longer-term rates had the potential to hold steady or decline. We positioned the fund's maturity structure in line with our view. And when it turned out to be correct, the fund's performance benefited.

ADDED GAINS FROM CORPORATE BONDS

The fund also enjoyed positive returns from corporate bonds and asset-backed securities, which accounted for approximately 9% of the fund's assets. Corporate bonds surprised investors by rallying even as the Fed raised short-term interest rates. The fund had a sizeable stake in the utilities sector, which stands to benefit from an improving regulatory environment, and also in defense, where earnings are likely to improve as military spending increases. Asset-backed securities (ABS), which are bonds backed by pools of assets, such as payments from credit cards, car loans or home equity loans, also did well. They were attractive for their yield advantage over Treasuries and relatively high quality.

BOOST FROM MORTGAGE, AGENCY AND TREASURY BONDS

The fund also benefited from a sizeable stake in mortgage bonds, which tend to do well when long-term interest rates are relatively stable or declining. We focused on 30-year mortgage bonds with stated interest

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2  The federal funds rate was raised to 2.00% on November 10, 2004.

[Sidebar]

Summary

o For the six-month period ended October 31, 2004, the fund's class A shares returned 2.89% without sales charge. The fund's class Z shares returned 3.02%.

o Bond market returns were positive, despite a rise in short-term interest rates and some inflation worries.

o The fund was well positioned for an environment in which short-term bond yields rose more than yields on intermediate and long-term issues. The fund's sizeable stake in mortgage bonds also helped performance.


                            Lehman Brothers
Class A shares       Intermediate Government Index

[UP ARROW]                      [UP ARROW]
  2.89%                           2.82%




                                    OBJECTIVE
                              Seeks a high level of
                            current income consistent
                          with prudent risk of capital.

                                TOTAL NET ASSETS
                                 $379.1 million

Net asset value per share
as of 10/31/04 ($)
=======================================
   Class A                     10.53
=======================================
   Class B                     10.53
=======================================
   Class C                     10.53
=======================================
   Class G                     10.53
=======================================
   Class T                     10.53
=======================================
   Class Z                     10.53
=======================================



Distributions declared per share
05/01/04 - 10/31/04 ($)
=======================================
   Class A                     0.19
=======================================
   Class B                     0.15
=======================================
   Class C                     0.16
=======================================
   Class G                     0.16
=======================================
   Class T                     0.19
=======================================
   Class Z                     0.20
=======================================

--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

rates of 6% or more. These issues performed well as interest rates declined and mortgage prepayment rates rose. That's because higher-coupon issues tend to be less sensitive to changes in mortgage prepayment rates.

The balance of the fund was invested in Treasuries and bonds issued by government agencies. Both sectors produced positive returns during the period. Agency debt was the stronger performer. Investors were attracted to their higher yields and encouraged by the expectations that the sector would be subjected to increased regulatory oversight going forward.

STRATEGY GOING FORWARD

While we expect government bonds to continue to provide solid income for investors, we expect a more challenging environment in 2005. The possibility of slightly higher interest rates, a pick-up in inflation or further weakening in the US dollar all constitute risks that could undermine bond returns. We expect to keep the fund defensively positioned for rising interest rates until yields on 10-year Treasuries approach 5%. We may also trim corporate bonds, which have already had a strong run, and replace them with asset-backed securities and other structured products.

[photo of Marie M. Schofield]

Marie M. Schofield has managed Columbia Intermediate Government Income Fund since April 1996 and has been with the advisor or its predecessors or affiliate organizations since 1990.

/s/ Marie M. Schofield

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

[Sidebar]

Portfolio structure as of 10/31/04 (%)
=======================================
   U.S. government agencies &
     obligations               47.4
=======================================
   Mortgage-backed obligations 27.0
=======================================
   Collateralized mortgage
     obligations               12.0
=======================================
   Corporate fixed-income
     bonds and notes            5.6
=======================================
   Cash equivalents, net other
     assets & liabilities       4.1
=======================================
   Asset-backed securities      3.9
=======================================



Maturity breakdown as of 10/31/04 (%)
=======================================
   0 - 1 year                   4.9
=======================================
   1 - 3 years                 29.0
=======================================
   3 - 5 years                 22.1
=======================================
   5 - 7 years                 12.7
=======================================
   7 - 10 years                16.3
=======================================
   10 - 15 years                3.2
=======================================
   15 - 20 years                9.5
=======================================
   20 - 30 years                2.3
=======================================



Quality breakdown as of 10/31/04 (%)
=======================================
   Aaa                         94.8
=======================================
   A                            2.5
=======================================
   Baa                          2.7
=======================================



SEC yields as of 10/31/04 (%)
=======================================
   Class A                      2.37
=======================================
   Class B                      1.74
=======================================
   Class C                      1.89
=======================================
   Class G                      1.93
=======================================
   Class T                      2.46
=======================================
   Class Z                      2.73
=======================================

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

[MOUNTAIN CHART DATA]:

Value of a $10,000 investment 11/01/94 - 10/31/04


                                                             Lehman Brothers
              Class A shares         Class A shares          Government/Credit
              without sales charge   with sales charge       Bond Index

11/1994       $10,000                $ 9,525                 $10,000
               10,012                 9,536                   9,982
               10,118                 9,638                   10,048
               10,287                 9,798                   10,241
               10,551                 10,050                  10,478
               10,608                 10,105                  10,549
               10,764                 10,253                  10,696
               11,332                 10,793                  11,144
               11,409                 10,867                  11,234
               11,345                 10,806                  11,190
               11,512                 10,965                  11,333
               11,644                 11,091                  11,449
               11,845                 11,283                  11,617
               12,069                 11,496                  11,809
               12,261                 11,679                  11,982
               12,296                 11,712                  12,056
               12,064                 11,491                  11,801
               11,924                 11,358                  11,702
               11,785                 11,225                  11,621
               11,752                 11,194                  11,601
               11,891                 11,326                  11,756
               11,914                 11,348                  11,783
               11,867                 11,303                  11,753
               12,077                 11,503                  11,962
               12,347                 11,761                  12,241
               12,558                 11,962                  12,466
               12,429                 11,839                  12,328
               12,429                 11,839                  12,343
               12,438                 11,847                  12,369
               12,308                 11,724                  12,221
               12,478                 11,886                  12,400
               12,588                 11,990                  12,515
               12,733                 12,128                  12,665
               13,125                 12,502                  13,053
               12,965                 12,349                  12,907
               13,162                 12,537                  13,109
               13,361                 12,726                  13,319
               13,422                 12,785                  13,390
               13,560                 12,916                  13,530
               13,749                 13,096                  13,721
               13,705                 13,054                  13,694
               13,742                 13,089                  13,736
               13,790                 13,135                  13,805
               13,956                 13,293                  13,952
               14,106                 13,436                  14,095
               14,103                 13,433                  14,106
               14,464                 13,777                  14,381
               14,865                 14,159                  14,792
               14,743                 14,043                  14,687
               14,771                 14,070                  14,776
               14,813                 14,109                  14,812
               14,901                 14,194                  14,918
               14,489                 13,800                  14,563
               14,552                 13,861                  14,635
               14,573                 13,881                  14,672
               14,391                 13,707                  14,521
               14,291                 13,613                  14,476
               14,237                 13,561                  14,435
               14,210                 13,535                  14,424
               14,334                 13,653                  14,554
               14,345                 13,664                  14,591
               14,314                 13,634                  14,583
               14,200                 13,526                  14,494
               14,213                 13,538                  14,489
               14,421                 13,736                  14,671
               14,690                 13,993                  14,883
               14,616                 13,921                  14,810
               14,570                 13,878                  14,797
               14,843                 14,138                  15,099
               14,973                 14,262                  15,259
               15,192                 14,470                  15,474
               15,248                 14,524                  15,533
               15,350                 14,621                  15,631
               15,643                 14,900                  15,898
               15,986                 15,227                  16,211
               16,181                 15,412                  16,484
               16,341                 15,565                  16,653
               16,403                 15,624                  16,730
               16,249                 15,477                  16,604
               16,309                 15,535                  16,701
               16,383                 15,605                  16,781
               16,750                 15,954                  17,199
               16,947                 16,142                  17,419
               17,159                 16,344                  17,579
               17,576                 16,741                  18,026
               17,288                 16,467                  17,730
               17,156                 16,342                  17,590
               17,261                 16,441                  17,718
               17,423                 16,596                  17,869
               17,054                 16,244                  17,506
               17,368                 16,543                  17,846
               17,540                 16,707                  18,010
               17,708                 16,867                  18,163
               17,993                 17,139                  18,381
               18,360                 17,488                  18,793
               18,759                 17,868                  19,197
               18,569                 17,687                  19,013
               18,475                 17,597                  19,024
               18,922                 18,023                  19,528
               18,889                 17,992                  19,528
               19,173                 18,262                  19,876
               19,142                 18,233                  19,850
               19,364                 18,444                  20,062
               19,782                 18,843                  20,632
               19,699                 18,764                  20,550
               18,921                 18,022                  19,688
               19,040                 18,136                  19,818
               19,585                 18,655                  20,447
               19,360                 18,440                  20,187
               19,389                 18,468                  20,241
               19,554                 18,625                  20,442
               19,718                 18,781                  20,628
               19,917                 18,971                  20,880
               20,060                 19,108                  21,072
               19,493                 18,567                  20,425
               19,393                 18,472                  20,321
               19,477                 18,552                  20,404
               19,650                 18,717                  20,620
               19,984                 19,035                  21,057
               20,048                 19,096                  21,131
10/2004        20,204                 19,236                  21,316

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment
11/01/94 - 10/31/04 ($)
=======================================
   sales charge: without        with
=======================================
   Class A       20,204       19,236
=======================================
   Class B       19,342       19,342
=======================================
   Class C       19,397       19,397
=======================================
   Class G       19,187       19,187
=======================================
   Class T       20,239       19,270
=======================================
   Class Z       20,613         n/a
=======================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Average annual total return as of 10/31/04 (%)
==============================================================================================================================
   Share class                A                   B                  C                  G                  T              Z
==============================================================================================================================
   Inception              11/01/98            11/01/98           11/25/02           03/04/96           12/14/90       12/14/90
==============================================================================================================================
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
==============================================================================================================================
   6-month
     (cumulative)       3.65      -1.32     3.26     -1.74     3.33      2.33      3.36    -1.64      3.70     -1.27     3.78
==============================================================================================================================
   1-year               4.35      -0.59     3.55     -1.37     3.73      2.74      3.78    -1.15      4.45     -0.49     4.62
==============================================================================================================================
   5-year               7.08       6.04     6.32      6.01     6.38      6.38      6.41     5.94      7.11      6.08     7.34
==============================================================================================================================
   10-year              7.29       6.76     6.82      6.82     6.85      6.85      6.73     6.73      7.30      6.78     7.50
==============================================================================================================================

Average annual total return as of 09/30/04 (%)
==============================================================================================================================
   Share class                A                   B                  C                  G                  T              Z
==============================================================================================================================
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
==============================================================================================================================
   6-month
     (cumulative)      -0.06      -4.78    -0.43     -5.33    -0.36     -1.34     -0.33    -5.23     -0.01     -4.73     0.07
==============================================================================================================================
   1-year               2.36      -2.49     1.57     -3.25     1.76      0.79      1.80    -3.03      2.46     -2.40     2.63
==============================================================================================================================
   5-year               6.93       5.90     6.18      5.86     6.23      6.23      6.26     5.79      6.96      5.93     7.19
==============================================================================================================================
   10-year              7.15       6.63     6.69      6.69     6.72      6.72      6.61     6.61      7.17      6.65     7.37
==============================================================================================================================


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares for periods prior to the date of inception include the returns of Prime B Shares of the former Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares). The returns shown for class C shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G Shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class T and G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (March 4, 1996). Retail A Shares of the former Galaxy Fund were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.


[SIDEBAR DATA]:

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period


May 1, 2004 - October 31, 2004
========================================================================================================================
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
========================================================================================================================
 Class A     1,000.00     1,000.00        1,037.66     1,020.27           5.03         4.99                   0.98
========================================================================================================================
 Class B     1,000.00     1,000.00        1,034.08     1,016.48           8.87         8.79                   1.73
========================================================================================================================
 Class C     1,000.00     1,000.00        1,034.48     1,017.24           8.10         8.03                   1.58
========================================================================================================================
 Class G     1,000.00     1,000.00        1,035.04     1,017.49           7.85         7.78                   1.53
========================================================================================================================
 Class T     1,000.00     1,000.00        1,038.36     1,020.77           4.52         4.48                   0.88
========================================================================================================================
 Class Z     1,000.00     1,000.00        1,038.82     1,021.53           3.75         3.72                   0.73
========================================================================================================================

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

For the six-month period ended October 31, 2004, class A shares of Columbia Quality Plus Bond Fund returned 3.65% without sales charge. Class Z shares rose by 3.78%. By comparison, the Lehman Brothers Government/Credit Bond Index and the Lipper Corporate Debt Funds A Rated Category average returned 4.35% and 3.83%, respectively.1 The fund's high-quality bias, which is a function of its investment policy, detracted somewhat from performance. Both the fund's benchmark and its peer group can invest in a slightly lower-quality range of securities, and lower quality bonds posted the period's largest gains. The fund's concentration on short- and long-term securities aided performance as did sizeable stakes in mortgage and corporate bonds. Mortgage bonds are not represented in the index.

"BARBELL" STRATEGY A PLUS AS RATES CHANGED

The fund had higher concentrations than the Lehman Government/Credit Bond Index in bonds with maturities of two years or less and bonds with maturities of 10 years or more. Its stake in intermediate-term securities was lower than that of its benchmark. By pursuing this "barbell" strategy, the fund was well positioned for the interest rate environment that prevailed during the period. Beginning in June, the Federal Reserve Board (the Fed) began to raise a key short-term interest rate--the federal funds rate--which started the period at 1.0% and ended the period at 1.75%.2 As a result, yields on short-term bonds rose sharply. However, yields on longer-term bonds remained flat or declined. Gains from the fund's long-term positions more than offset price declines on short-term bonds, and the fund benefited from its strategic positioning.

EMPHASIS ON CORPORATE BONDS HELPED PERFORMANCE

Corporate bonds surprised investors by posting strong gains even as the Fed raised short-term interest rates. The fund benefited from having nearly half its assets invested in corporate bonds. However, because we are required to keep the fund's quality relatively high, we missed some of the sector's best gains, which came from lower-quality issues. During the period, yield spreads--the difference between corporate and Treasury bond yields--continue to narrow. Believing there may not be much room for further appreciation, we trimmed our corporate stake. We sold mainly financials, which had performed well, and less economically sensitive industrials.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2  The federal funds rate was raised to 2.00% on November 10, 2004.

[Sidebar]

Summary

o For the six-month period ended October 31, 2004, the fund's class A shares returned 3.65%, without sales charge. The fund's class Z shares returned 3.78%.

o The bond market's positive performance surprised investors, who expected rising interest rates to hurt returns.

o The fund was well positioned for short-term interest rates to rise more than long-term rates. However, its high-quality bias was a slight detraction as lower quality bonds were the period's strongest performers.

                                Lehman Brothers
Class A Shares             Government/Credit Bond Index

   [UP ARROW]                      [UP ARROW]
    3.65%                             4.35%





                                    Objective
                              Seeks a high level of
                            current income consistent
                          with prudent risk of capital.

                                Total net assets
                                 $868.2 million

Net asset value per share
as of 10/31/04 ($)
=======================================
   Class A                     11.11
=======================================
   Class B                     11.11
=======================================
   Class C                     11.11
=======================================
   Class G                     11.11
=======================================
   Class T                     11.11
=======================================
   Class Z                     11.11
=======================================



Distributions declared per share
05/01/04 - 10/31/04 ($)
=======================================
   Class A                     0.21
=======================================
   Class B                     0.17
=======================================
   Class C                     0.18
=======================================
   Class G                     0.18
=======================================
   Class T                     0.22
=======================================
   Class Z                     0.23
=======================================

--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

BOOST FROM MORTGAGE AND ASSET-BACKED SECURITIES

Mortgage bonds--another sizeable investment for the fund--did well as long-term interest rates declined. The fund focused on 30-year mortgage bonds with stated interest rates of 6% or more. We emphasized this sector of the mortgage market because we believed it would be less sensitive to changes in prepayment rates. Prepayments occur when homeowners pay off their existing mortgages and refinance, returning principal to bondholders prematurely and forcing them to reinvest at lower rates. We locked in profits by modestly reducing the fund's mortgage holdings. We shifted the proceeds from both corporate and mortgage bond sales into asset-backed securities (ABS) with a small portion going toward intermediate-term Treasuries. ABS are bonds backed by pools of assets, such as payments from credit cards, car loans or home equity loans. ABS performed well and helped boost the fund's yield.

POTENTIAL FOR NEW CHALLENGES AHEAD

If interest rates move higher, if inflation picks up and/or if the US dollar weakens further, the environment for bonds is likely to be less favorable in 2005. We believe that the fund is well-positioned for such an environment, with its barbell strategy and above-average stakes in both the corporate and mortgage sectors, which offer a yield advantage over Treasuries.

[photo of Marie M. Schofield]

Marie M. Schofield has managed Columbia Quality Plus Bond Fund since February 1996 and has been with the advisor or its predecessors or affiliate organizations since February 1990.

/s/ Marie M. Schofield

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower- rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Portfolio structure as of 10/31/04 (%)
=======================================
   Corporate fixed-income
     bonds and notes           36.5
=======================================
   U.S. government agencies
     & obligations             22.2
=======================================
   Mortgage-backed obligations 17.7
=======================================
   Asset-backed securities     10.4
=======================================
   Collateralized mortgage
     obligations                6.0
=======================================
   Cash equivalents, net other
     assets & liabilities       3.7
=======================================
   Foreign government bonds     3.0
=======================================
   Municipal bonds              0.5
=======================================


Maturity breakdown as of 10/31/04 (%)
=======================================
   0 - 1 year                   8.2
=======================================
   1 - 3 years                 22.0
=======================================
   3 - 5 years                 17.1
=======================================
   5 - 7 years                 13.7
=======================================
   7 - 10 years                21.1
=======================================
   10 - 15 years                1.8
=======================================
   15 - 20 years                5.1
=======================================
   20 - 30 years               11.0
=======================================



Quality breakdown as of 10/31/04 (%)
=======================================
   Aaa                        62.4
=======================================
   Aa                          4.4
=======================================
   A                          16.9
=======================================
   Baa                        16.3
=======================================



SEC yields as of 10/31/04 (%)
=======================================
   Class A                    2.60
=======================================
   Class B                    1.98
=======================================
   Class C                    2.13
=======================================
   Class G                    2.18
=======================================
   Class T                    2.69
=======================================
   Class Z                    2.98
=======================================


The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2004                                     Columbia Taxable Bond Funds

                                           A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                           -----------------------------------------------------------------------------------------
                     INVESTMENT PORTFOLIO  The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region
                                           (if applicable) to demonstrate areas of concentration and diversification.

                                           -----------------------------------------------------------------------------------------
      STATEMENT OF ASSETS AND LIABILITIES  This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                           -----------------------------------------------------------------------------------------
                  STATEMENT OF OPERATIONS  This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                           -----------------------------------------------------------------------------------------
       STATEMENT OF CHANGES IN NET ASSETS  This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of
                                           Changes in Net Assets also details changes in the number of shares outstanding.

                                           -----------------------------------------------------------------------------------------
            NOTES TO FINANCIAL STATEMENTS  These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                           -----------------------------------------------------------------------------------------
                     FINANCIAL HIGHLIGHTS  The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
                    ------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - 95.4%
BASIC MATERIALS - 3.1%
  Chemicals - 1.6%
     du Pont (E.I.) Nemours & Co.
        6.875% 10/15/09              1,000,000     1,139,140
     Eastman Chemical Co.
        3.250% 06/15/08                475,000       466,597
        6.300% 11/15/18                120,000       129,629
     Praxair, Inc.
        2.750% 06/15/08              1,500,000     1,458,480
                                                ------------
                               Chemicals Total     3,193,846
                                                ------------
  Forest Products & Paper - 1.1%
     Domtar, Inc.
        5.375% 12/01/13                445,000       440,635
     Mead Corp.
        6.840% 03/01/37              1,000,000     1,051,040
     Weyerhaeuser Co.
        6.750% 03/15/12                500,000       564,390
                                                ------------
                 Forest Products & Paper Total     2,056,065
                                                ------------
  Metals & Mining - 0.4%
     Alcoa, Inc.
        7.375% 08/01/10                700,000       817,628
                                                ------------
                         Metals & Mining Total       817,628
                                                ------------
                         BASIC MATERIALS TOTAL     6,067,539

COMMUNICATIONS - 10.5%
  Media - 4.3%
     Clear Channel Communications, Inc.
        4.250% 05/15/09                500,000       499,035
     Comcast Cable Communications, Inc.
        6.875% 06/15/09                500,000       559,195
     COX Communications, Inc.
        7.750% 11/01/10                800,000       918,824
     Gannett Co., Inc.
        4.950% 04/01/05              1,250,000     1,263,262
     New York Times Co.
        7.625% 03/15/05              1,000,000     1,018,870
     News America, Inc.
        4.750% 03/15/10                200,000       204,866
     Tele-Communications-TCI Group
        7.250% 08/01/05                500,000       516,780
     Time Warner Entertainment Co.
        8.375% 03/15/23              1,000,000     1,226,840
     Viacom, Inc.
        6.625% 05/15/11                500,000       562,470
     Walt Disney Co.
        6.375% 03/01/12              1,250,000     1,391,275
                                                ------------
                                   Media Total     8,161,417

  Telecommunications - 6.2%
     BellSouth Corp.
        4.200% 09/15/09                300,000       302,853
        6.550% 06/15/34              1,000,000     1,069,030


                                      Par ($)       Value ($)
-------------------------------------------------------------
     British Telecommunications PLC
        8.375% 12/15/10              1,000,000     1,211,450
     Cingular Wireless LLC
        5.625% 12/15/06                500,000       525,355
     Deutsche Telekom International
        Finance
        8.250% 06/15/05                500,000       517,690
     France Telecom
        8.750% 03/01/11                275,000       330,212
        9.500% 03/01/31                120,000       162,551
     GTE Southwest, Inc.
        6.000% 01/15/06              1,000,000     1,042,640
     SBC Communications, Inc.
        5.750% 05/02/06                850,000       885,394
        6.250% 03/15/11                240,000       264,643
     Sprint Capital Corp.
        6.000% 01/15/07                300,000       317,178
        6.900% 05/01/19                505,000       565,135
        7.625% 01/30/11                160,000       187,280
     Telecom Italia Capital SA
        4.000% 11/15/08              1,000,000     1,010,130
     Telstra Corp., Ltd.
        6.375% 04/01/12                750,000       837,600
     TELUS Corp.
        7.500% 06/01/07                500,000       547,855
     Verizon Virginia, Inc.
        4.625% 03/15/13                530,000       522,453
     Verizon Wireless Capital LLC
        5.375% 12/15/06                350,000       366,485
     Vodafone Group PLC
        4.625% 07/15/18                335,000       318,374
        7.625% 02/15/05              1,000,000     1,014,330
                                                ------------
                      Telecommunications Total    11,998,638
                                                ------------
                          COMMUNICATIONS TOTAL    20,160,055

CONSUMER CYCLICAL - 7.2%
  Airlines - 0.1%
     Southwest Airlines Co.
        8.000% 03/01/05                300,000       304,932
                                                ------------
                                Airlines Total       304,932

  Auto Manufacturers - 0.8%
     DaimlerChrysler N.A. Holding Corp.
        4.050% 06/04/08                500,000       502,105
     General Motors Corp.
        7.125% 07/15/13              1,000,000     1,038,000
                                                ------------
                      Auto Manufacturers Total     1,540,105

  Auto Parts & Equipment - 0.3%
     Johnson Controls, Inc.
        4.875% 09/15/13                500,000       512,340
                                                ------------
                  Auto Parts & Equipment Total       512,340

  Housewares - 0.2%
     Newell Rubbermaid, Inc.
        6.000% 03/15/07                300,000       317,979
                                                ------------
                              Housewares Total       317,979


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
CONSUMER CYCLICAL - (continued)
  Leisure Time - 0.3%
     Carnival Corp.
        3.750% 11/15/07                500,000       501,725
                                                ------------
                            Leisure Time Total       501,725

  Retail - 4.9%
     AutoZone, Inc.
        4.750% 11/15/10              1,000,000       980,290
     Costco Wholesale Corp.
        5.500% 03/15/07              1,200,000     1,267,200
     Limited Brands, Inc.
        6.125% 12/01/12              1,500,000     1,613,715
     May Department Stores Co.
        6.700% 09/15/28                305,000       317,773
        7.450% 10/15/16              1,000,000     1,161,170
     McDonald's Corp.
        5.950% 01/15/08              1,000,000     1,075,890
     Target Corp.
        3.375% 03/01/08                200,000       199,938
        5.950% 05/15/06              1,000,000     1,047,740
     Wal-Mart Stores, Inc.
        4.150% 06/15/05              1,000,000     1,009,870
     Wendy's International, Inc.
        6.200% 06/15/14                750,000       832,328
                                                ------------
                                  Retail Total     9,505,914

  Textiles - 0.6%
     Cintas Corp.
        6.000% 06/01/12              1,000,000     1,096,510
                                                ------------
                                Textiles Total     1,096,510
                                                ------------
                       CONSUMER CYCLICAL TOTAL    13,779,505

CONSUMER NON-CYCLICAL - 16.4%
  Agriculture - 0.6%
     Cargill, Inc.
        6.375% 06/01/12 (a)          1,000,000     1,118,330
                                                ------------
                             Agriculture Total     1,118,330

  Beverages - 3.4%
     Anheuser-Busch Companies, Inc.
        6.000% 04/15/11              1,287,000     1,416,434
     Brown-Forman Corp.
        3.000% 03/15/08              1,235,000     1,219,093
     Coca-Cola Co.
        5.750% 03/15/11                500,000       546,430
     Coca-Cola Enterprises, Inc.
        6.950% 11/15/26                491,000       575,275
        8.000% 01/04/05              1,000,000     1,009,570
     Diageo Capital PLC
        3.500% 11/19/07                500,000       504,045
        6.125% 08/15/05              1,290,000     1,325,256
                                                ------------
                               Beverages Total     6,596,103


                                      Par ($)       Value ($)
-------------------------------------------------------------
  Commercial Services - 0.4%
     Block Financial Corp.
        6.750% 11/01/04                250,000       249,985
     Cendant Corp.
        6.875% 08/15/06                100,000       106,443
     Hertz Corp.
        4.700% 10/02/06                400,000       407,276
                                                ------------
                     Commercial Services Total       763,704

  Cosmetics/Personal Care - 3.1%
     Avon Products, Inc.
        6.900% 11/15/04              1,000,000     1,001,520
     Colgate-Palmolive Co.
        5.980% 04/25/12              1,300,000     1,435,486
     Estee Lauder Companies, Inc.
        6.000% 01/15/12              1,000,000     1,102,080
     Gillette Co.
        4.125% 08/30/07              1,000,000     1,025,890
     Procter & Gamble Co.
        6.600% 12/15/04                250,000       251,273
        6.875% 09/15/09              1,000,000     1,140,610
                                                ------------
                 Cosmetics/Personal Care Total     5,956,859

  Food - 5.2%
     Campbell Soup Co.
        5.000% 12/03/12              1,500,000     1,545,870
     ConAgra Foods, Inc.
        6.750% 09/15/11                500,000       567,585
     Hershey Foods Corp.
        7.200% 08/15/27                330,000       399,597
     Kellogg Co.
        2.875% 06/01/08                330,000       322,931
        6.000% 04/01/06              1,000,000     1,044,250
     Kroger Co.
        6.200% 06/15/12              1,000,000     1,092,160
     Safeway, Inc.
        6.150% 03/01/06                750,000       780,907
     Sara Lee Corp.
        6.250% 09/15/11              1,000,000     1,117,340
     Sysco Corp.
        4.750% 07/30/05                400,000       406,604
        6.500% 08/01/28                968,000     1,095,941
     Unilever Capital Corp.
        6.875% 11/01/05              1,500,000     1,562,010
                                                ------------
                                    Food Total     9,935,195

  Healthcare Products - 1.6%
     Baxter International, Inc.
        5.250% 05/01/07              1,500,000     1,561,875
     Becton Dickinson & Co.
        4.550% 04/15/13                200,000       199,258
        4.900% 04/15/18                100,000        99,674
        6.700% 08/01/28              1,000,000     1,142,540
                                                ------------
                     Healthcare Products Total     3,003,347


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
CONSUMER NON-CYCLICAL - (continued)
  Household Products/Wares - 0.1%
     Avery Dennison Corp.
        4.875% 01/15/13                180,000       182,808
                                                ------------
                Household Products/Wares Total       182,808

  Pharmaceuticals - 2.0%
     Cardinal Health, Inc.
        4.000% 06/15/15                200,000       177,394
     Medco Health Solutions, Inc.
        7.250% 08/15/13                500,000       555,715
     Merck & Co., Inc.
        5.250% 07/01/06              1,000,000     1,041,010
     Pharmacia Corp.
        6.500% 12/01/18              1,000,000     1,157,630
     Wyeth
        4.375% 03/01/08              1,000,000     1,022,990
                                                ------------
                         Pharmaceuticals Total     3,954,739
                                                ------------
                   CONSUMER NON-CYCLICAL TOTAL    31,511,085

DIVERSIFIED - 0.2%
  Holding Companies - 0.2%
     Hutchison Whampoa International Ltd.
        6.250% 01/24/14 (a)            325,000       336,635
                                                ------------
                       Holding Companies Total       336,635
                                                ------------
                             DIVERSIFIED TOTAL       336,635

ENERGY - 8.3%
  Oil & Gas - 6.8%
     Amerada Hess Corp.
        6.650% 08/15/11                250,000       278,272
        7.875% 10/01/29                500,000       591,490
     Atlantic Richfield Co.
        10.875% 07/15/05               500,000       529,060
     BP Capital Markets PLC
        2.350% 06/15/06              1,000,000       996,080
     ChevronTexaco Capital Co.
        3.375% 02/15/08                600,000       602,412
     ConocoPhillips
        3.625% 10/15/07                575,000       581,360
     ConocoPhillips Holding Co.
        6.950% 04/15/29              1,000,000     1,173,220
     Devon Energy Corp.
        2.750% 08/01/06                580,000       577,947
     EnCana Corp.
        4.600% 08/15/09                500,000       515,280
     Enterprise Products Operating LP
        5.600% 10/15/14 (a)            300,000       305,172
     EOG Resources, Inc.
        6.700% 11/15/06                385,000       413,694
     Gazprom International SA
        7.201% 02/01/20 (a)          1,300,000     1,365,000


                                      Par ($)       Value ($)
-------------------------------------------------------------
     Kerr-McGee Corp.
        5.375% 04/15/05                760,000       767,904
     Marathon Oil Corp.
        6.000% 07/01/12                750,000       814,418
     Petro-Canada
        4.000% 07/15/13                565,000       533,778
     Sunoco, Inc.
        7.750% 09/01/09                500,000       578,905
     Texaco Capital, Inc.
        5.500% 01/15/09                745,000       802,320
     Tosco Corp.
        8.125% 02/15/30                500,000       659,160
     XTO Energy, Inc.
        4.900% 02/01/14              1,000,000     1,004,120
                                                ------------
                               Oil & Gas Total    13,089,592

  Oil & Gas Services - 0.4%
     Baker Hughes, Inc.
        6.000% 02/15/09                200,000       217,832
        6.250% 01/15/09                500,000       548,595
                                                ------------
                      Oil & Gas Services Total       766,427

  Pipelines - 1.1%
     Buckeye Partners LP
        5.300% 10/15/14                100,000       101,830
     Consolidated Natural Gas
        5.375% 11/01/06                250,000       260,630
     Kinder Morgan, Inc.
        6.500% 09/01/12              1,000,000     1,108,170
     Texas Eastern Transmission LP
        7.300% 12/01/10                633,000       734,191
                                                ------------
                               Pipelines Total     2,204,821
                                                ------------
                                  ENERGY TOTAL    16,060,840

FINANCIALS - 26.0%
  Banks - 12.6%
     Bank of America Corp.
        4.875% 01/15/13 (b)          1,090,000     1,116,716
        7.625% 04/15/05 (b)            500,000       511,925
     Bank of New York Co., Inc
        8.500% 12/15/04                500,000       503,695
     Bank One Corp.
        7.875% 08/01/10              1,000,000     1,188,650
     Bank One N.A.
        3.700% 01/15/08                350,000       353,209
     Branch Banking & Trust Co.
        4.875% 01/15/13              1,000,000     1,016,960
     Comerica, Inc.
        7.250% 08/01/07                500,000       546,995
     DEPFA Deutsche Pfandbriefbank AG
        3.375% 10/05/07 (a)          1,000,000     1,006,260
     Deutsche Bank Financial LLC
        5.375% 03/02/15                550,000       573,067
     International Bank for
        Reconstruction & Development
        7.000% 01/27/05              1,000,000     1,011,170



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
FINANCIALS - (continued)
  Banks - (continued) Key Bank N.A.
        4.100% 06/30/05              1,000,000     1,011,050
     KFW International Finance
        2.500% 10/17/05              1,000,000     1,001,420
        7.000% 06/23/05              1,000,000     1,029,830
     Korea Development Bank
        3.875% 03/02/09              1,000,000     1,000,280
     Landwirtschaftliche Rentenbank
        3.375% 11/15/07                750,000       754,440
     M&I Marshall & Ilsley Bank
        6.375% 09/01/11              1,015,000     1,136,292
     Mellon Funding Corp.
        7.500% 06/15/05                750,000       773,370
     Oesterreichische Kontrollbank AG
        5.500% 01/20/06              1,000,000     1,036,240
     Rabobank Capital Funding Trust
        5.254% 12/31/16 (a)(c)         375,000       374,891
     Regions Financial Corp.
        7.000% 03/01/11                250,000       285,940
     Royal Bank of Scotland Group PLC
        5.000% 10/01/14                500,000       510,440
        6.400% 04/01/09              1,000,000     1,106,510
     SunTrust Bank
        5.450% 12/01/17                300,000       312,447
        7.250% 09/15/06                500,000       539,710
     US Bancorp
        3.125% 03/15/08                200,000       197,902
        5.100% 07/15/07                250,000       262,193
        6.875% 12/01/04                500,000       501,765
     US Bank N.A.
        6.300% 02/04/14              1,000,000     1,124,990
     Wachovia Corp.
        4.950% 11/01/06              1,000,000     1,037,900
        6.950% 11/01/04                714,000       714,000
     Wells Fargo & Co.
        5.900% 05/21/06                500,000       524,525
     Wells Fargo Bank N.A.
        6.450% 02/01/11                500,000       563,440
     Wells Fargo Financial, Inc.
        7.500% 04/15/05                525,000       536,939
                                                ------------
                                   Banks Total    24,165,161

  Diversified Financial Services - 8.2%
     American Express Credit Corp.
        4.250% 02/07/05              1,000,000     1,004,970
     Bear Stearns Companies, Inc.
        2.875% 07/02/08                750,000       731,040
     Capital One Bank
        4.250% 12/01/08                100,000       101,500
        5.125% 02/15/14                500,000       505,180
        5.750% 09/15/10                395,000       421,789


                                      Par ($)       Value ($)
-------------------------------------------------------------
     Caterpillar Financial Services Corp.
        2.350% 09/15/06                500,000       495,435
        2.700% 07/15/08              1,000,000       973,810
        4.690% 04/25/05                500,000       505,515
     Citigroup, Inc.
        6.625% 09/15/05                250,000       258,757
        6.875% 06/01/25              1,000,000     1,143,100
     Countrywide Home Loans, Inc.
        2.875% 02/15/07              1,000,000       991,820
     Ford Motor Credit Co.
        7.375% 02/01/11                500,000       541,705
     General Electric Capital Corp.
        5.000% 02/15/07                250,000       260,615
     Goldman Sachs Group, Inc.
        6.600% 01/15/12                500,000       559,905
     Household Finance Corp.
        6.375% 10/15/11                635,000       710,057
     International Lease Finance Corp.
        4.000% 01/17/06                375,000       380,723
     John Hancock Global Funding II
        5.000% 07/27/07 (a)            750,000       783,255
     JPMorgan Chase & Co.
        5.250% 05/30/07                500,000       525,780
        6.750% 02/01/11                700,000       792,862
     Lehman Brothers Holdings, Inc.
        4.000% 01/22/08                325,000       331,016
     Morgan Stanley
        5.300% 03/01/13                500,000       518,240
        6.100% 04/15/06                500,000       523,655
        7.750% 06/15/05                750,000       775,170
     Textron Financial Corp.
        2.750% 06/01/06                500,000       499,495
     USAA Capital Corp.
        3.130% 12/15/05 (a)          1,500,000     1,509,975
                                                ------------
          Diversified Financial Services Total    15,845,369

  Insurance - 3.4%
     Allstate Corp.
        7.875% 05/01/05              1,403,000     1,440,292
     American International Group, Inc.
        2.875% 05/15/08              1,000,000       978,340
     GE Global Insurance Holding Corp.
        6.450% 03/01/19              1,000,000     1,076,420
     Genworth Financial, Inc.
        4.750% 06/15/09                500,000       518,160
     Marsh & McLennan Companies, Inc.
        5.375% 03/15/07              1,500,000     1,536,570
     MetLife Global Funding I
        3.375% 10/05/07 (a)          1,000,000       999,060
                                                ------------
                               Insurance Total     6,548,842

  Real Estate - 0.4%
     EOP Operating LP
        5.875% 01/15/13                375,000       397,256
        7.000% 07/15/11                375,000       424,208
                                                ------------
                             Real Estate Total       821,464


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
FINANCIALS - (continued)
  Savings & Loans - 1.4%
     Golden West Financial Corp.
        4.125% 08/15/07              1,000,000     1,023,110
     Sovereign Bancorp, Inc.
        2.100% 08/25/06 (d)            500,000       499,870
     Washington Mutual, Inc.
        7.500% 08/15/06              1,000,000     1,078,810
                                                ------------
                         Savings & Loans Total     2,601,790
                                                ------------
                              FINANCIALS TOTAL    49,982,626

INDUSTRIALS - 9.6%
  Aerospace & Defense - 3.3%
     BAE Systems Holdings, Inc.
        6.400% 12/15/11 (a)            350,000       384,881
     Boeing Capital Corp.
        4.750% 08/25/08                755,000       788,582
        5.800% 01/15/13                250,000       270,757
        6.100% 03/01/11                500,000       550,285
     General Dynamics Corp.
        2.125% 05/15/06              1,250,000     1,238,562
     Lockheed Martin Corp.
        8.200% 12/01/09                500,000       596,190
     Raytheon Co.
        6.500% 07/15/05              1,000,000     1,026,020
     United Technologies Corp.
        4.875% 11/01/06                500,000       518,855
        6.350% 03/01/11                950,000     1,068,674
                                                ------------
                     Aerospace & Defense Total     6,442,806

  Building Materials - 0.4%
     Martin Marietta Materials, Inc.
        6.875% 04/01/11                250,000       282,467
     York International Corp.
        6.625% 08/15/06                500,000       527,595
                                                ------------
                      Building Materials Total       810,062

  Electrical Components & Equipment - 0.8%
     Emerson Electric Co.
        5.850% 03/15/09              1,000,000     1,084,780
        7.875% 06/01/05                500,000       515,410
                                                ------------
        Electrical Components & Equipment Total    1,600,190

  Environmental Control - 0.1%
     Waste Management, Inc.
        5.000% 03/15/14                200,000       201,878
                                                ------------
                   Environmental Control Total       201,878

  Hand/Machine Tools - 0.3%
     Black & Decker Corp.
        4.750% 11/01/14 (a)            500,000       496,715
                                                ------------
                      Hand/Machine Tools Total       496,715


                                      Par ($)       Value ($)
-------------------------------------------------------------
  Machinery Diversified - 0.6%
     Deere & Co.
        7.850% 05/15/10              1,000,000     1,187,010
                                                ------------
                   Machinery Diversified Total     1,187,010

  Miscellaneous Manufacturing - 1.2%
     3M Co.
        6.375% 02/15/28              1,250,000     1,407,450
     General Electric Co.
        5.000% 02/01/13                950,000       982,804
                                                ------------
             Miscellaneous Manufacturing Total     2,390,254

  Packaging & Containers - 0.2%
     Bemis Co., Inc.
        6.500% 08/15/08                250,000       275,535
                                                ------------
                  Packaging & Containers Total       275,535

  Transportation - 2.7%
     Burlington Northern Santa Fe Corp.
        6.125% 03/15/09              1,000,000     1,085,690
     CSX Corp.
        2.480% 08/03/06 (d)            715,000       715,000
     Norfolk Southern Corp.
        6.200% 04/15/09                985,000     1,076,201
     Union Pacific Corp.
        3.625% 06/01/10                750,000       727,515
        6.400% 02/01/06                601,000       626,056
     United Parcel Service, Inc.
        8.375% 04/01/30
        (7.620% 04/01/20) (e)          670,000       929,538
                                                ------------
                          Transportation Total     5,160,000
                                                ------------
                             INDUSTRIALS TOTAL    18,564,450

TECHNOLOGY - 1.9%
  Computers - 1.0%
     International Business Machines Corp.
        4.125% 06/30/05                500,000       505,350
        4.250% 09/15/09                450,000       461,579
     Sungard Data Systems, Inc.
        3.750% 01/15/09              1,000,000       981,200
                                                ------------
                               Computers Total     1,948,129

  Office/Business Equipment - 0.4%
     Pitney Bowes, Inc.
        4.750% 05/15/18                705,000       693,713
                                                ------------
               Office/Business Equipment Total       693,713

  Software - 0.5%
     First Data Corp.
        3.375% 08/01/08              1,000,000       995,540
                                                ------------
                                Software Total       995,540
                                                ------------
                              TECHNOLOGY TOTAL     3,637,382


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
UTILITIES - 12.2%
  Electric - 10.7%
     Alliant Energy Resources, Inc.
        9.750% 01/15/13                380,000       496,170
     Boston Edison Co.
        4.875% 04/15/14              1,000,000     1,022,160
     Carolina Power & Light Co.
        5.125% 09/15/13                495,000       510,696
     CenterPoint Energy Houston
        Electric LLC
        5.700% 03/15/13                250,000       267,057
     Commonwealth Edison Co.
        6.150% 03/15/12                400,000       443,264
     Consolidated Edison Co. of New York
        5.875% 04/01/33                500,000       523,370
        7.150% 12/01/09              1,250,000     1,435,325
     Dominion Resources, Inc.
        5.125% 12/15/09                110,000       115,038
        7.625% 07/15/05                500,000       517,735
     Duke Energy Corp.
        5.625% 11/30/12                500,000       527,215
     Energy East Corp.
        5.750% 11/15/06                500,000       524,110
     FirstEnergy Corp.
        5.500% 11/15/06                100,000       104,121
        6.450% 11/15/11                500,000       547,710
     Florida Power & Light Co.
        5.625% 04/01/34                575,000       580,693
     FPL Group Capital, Inc.
        7.625% 09/15/06              1,000,000     1,083,710
     Hydro Quebec
        8.875% 03/01/26              1,000,000     1,462,410
     Indiana Michigan Power Co.
        6.125% 12/15/06                500,000       530,435
     MidAmerican Energy Holdings Co.
        3.500% 05/15/08                800,000       790,248
     Niagara Mohawk Power Corp.
        7.750% 05/15/06                500,000       535,180
     Nisource Finance Corp.
        6.150% 03/01/13                385,000       419,388
     Ontario Electricity Financial Corp.
        6.100% 01/30/08              1,000,000     1,087,650
     Oncor Electric Delivery Co.
        6.375% 05/01/12                200,000       222,514
        6.375% 01/15/15                415,000       464,240
        7.000% 09/01/22                250,000       284,663
     Pacific Gas & Electric Co.
        4.200% 03/01/11                500,000       498,375
     PacifiCorp
        6.375% 05/15/08              1,000,000     1,092,760
     Peco Energy Co.
        3.500% 05/01/08                210,000       210,672
     Potomac Electric Power
        6.250% 10/15/07              1,000,000     1,080,840
     Progress Energy Florida, Inc.
        5.100% 12/01/15                430,000       436,050


                                      Par ($)       Value ($)
-------------------------------------------------------------
     Progress Energy, Inc.
        5.850% 10/30/08                500,000       534,345
     Public Service Co. of Colorado
        4.875% 03/01/13                250,000       256,730
     Southern Power Co.
        6.250% 07/15/12                245,000       270,389
     Tampa Electric Co.
        6.375% 08/15/12                250,000       274,735
     TransAlta Corp.
        5.750% 12/15/13                500,000       508,365
     Union Electric Co.
        4.750% 04/01/15              1,000,000     1,005,420
                                                ------------
                                Electric Total    20,663,783

  Gas - 1.5% AGL Capital Corp.
        4.450% 04/15/13              1,000,000       970,280
     Atmos Energy Corp.
        4.000% 10/15/09                540,000       537,791
        5.125% 01/15/13                350,000       356,822
     Michigan Consolidated Gas
        5.000% 10/01/19                500,000       498,260
     Southern California Gas Co.
        5.450% 04/15/18                500,000       520,175
                                                ------------
                                     Gas Total     2,883,328
                                                ------------
                               UTILITIES TOTAL    23,547,111
                                                ------------
                  TOTAL CORPORATE FIXED-INCOME
                                 BONDS & NOTES
                        (cost of $174,635,252)   183,647,228

Government Agencies & Obligations - 2.0%
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 2.0%
     Federal Home Loan Mortgage Corp.
        5.250% 01/15/06              1,000,000     1,032,288
     U.S. Treasury Bond
        12.000% 08/15/13               200,000       263,273
     U.S. Treasury Note
        2.500% 09/30/06              1,000,000       999,180
        4.625% 05/15/06                500,000       516,817
        5.750% 11/15/05                400,000       414,297
        6.750% 05/15/05                510,000       522,451
                                                ------------
                     U.S. GOVERNMENT AGENCIES
                          & OBLIGATIONS TOTAL      3,748,306
                                                ------------
                             TOTAL GOVERNMENT
                       AGENCIES & OBLIGATIONS
                          (cost of $3,779,066)     3,748,306

Asset-Backed Securities - 0.7%
     Chase Manhattan Auto Owner Trust
        5.070% 02/15/08                904,693       915,603
     Credit-Based Asset Servicing
        and Securitization
        2.103% 05/25/35 (d)            385,843       385,893



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                        Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Asset-Backed Securities - (continued)
     Guaranteed Export Trust
        5.230% 05/15/05                127,652       128,402
                                                ------------
                 TOTAL ASSET-BACKED SECURITIES
                          (cost of $1,442,823)     1,429,898

Mortgage-Backed Obligations - 0.6%
     Federal Home Loan Mortgage Corp.
        6.000% 09/01/23                 66,928        69,644
        7.000% 02/01/17-02/01/23        55,681        59,444
        7.500% 08/01/08                     24            25
     Federal National Mortgage Association
        5.000% 08/01/10                 23,001        23,242
        6.000% 11/01/23                385,059       401,498
        6.500% 03/01/28                 36,148        38,117
        7.500% 11/01/07-06/01/13       155,688       165,243
     Government National
        Mortgage Association
        6.000% 05/20/28-03/15/29       186,330       194,400
        6.500% 03/15/29                110,307       116,932
        7.500% 09/15/29                  9,675        10,421
        8.000% 05/15/22                  8,682         9,560
        9.000% 12/15/08                  7,422         7,998
                                                ------------
             TOTAL MORTGAGE-BACKED OBLIGATIONS
                            (cost of $997,883)     1,096,524

Short-Term Obligation - 0.3%
        Repurchase agreement with State
        Street Bank & Trust Co., dated
        10/29/04, due 11/01/04 at 1.750%,
        collateralized by a U.S. Treasury
        Bond maturing 02/15/29, market
        value of $658,215 (repurchase
        proceeds $642,094)             642,000       642,000
                                                ------------
                   TOTAL SHORT-TERM OBLIGATION
                            (cost of $642,000)       642,000


                     Total Investments - 99.0%
                    (cost of $181,497,024) (f)   190,563,956

        Other Assets & Liabilities, Net - 1.0%     1,929,761

                           Net Assets - 100.0%   192,493,717


--------------------------------------------------------------------------------
Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to $8,680,174, which represents 4.5% of net assets.

(b)  Investments in affiliates during the six months ended October 31, 2004:

     Security Name: Bank of America Corp.
     4.875%, 01/15/13
     Par as of 04/30/04:               $1,090,000
     Par as of 10/31/04:               $1,090,000
     Net realized gain or loss:        $       --
     Interest income earned:           $   26,569
     Value, at end of period:          $1,116,716

     Security Name:  Bank of America Corp.
     7.750%, 08/15/04
     Par as of 04/30/04:               $  700,000
     Par Sold:                         $  700,000
     Par as of 10/31/04:               $       --
     Net realized gain or loss:        $  (56,147)
     Interest income earned:           $   10,247
     Value, at end of period:          $       --

     Security Name:  Bank of America Corp.
     7.625%, 04/15/05
     Par as of 04/30/04:               $  500,000
     Par as of 10/31/04:               $  500,000
     Net realized gain or loss:        $       --
     Interest income earned:           $   19,063
     Value, at end of period:          $  511,925

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(d) Floating rate note. The interest rate shown reflects the rate as of October 31, 2004.

(e) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Cost for federal income tax purposes is $183,381,058.



See Accompanying Notes to Financial Statements.

Investment Portfolio
                    ------------------------------------------------------------
October 31, 2004 (unaudited)        Columbia Intermediate Government Income Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Government Agencies & Obligations - 47.4%
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 47.4%
     Federal Farm Credit Bank
        7.350% 03/24/05                350,000       357,273
     Federal Home Loan Bank
        6.500% 11/15/05              1,740,000     1,811,876
        7.725% 04/05/10              2,000,000     2,045,004
     Federal Home Loan Mortgage Corp.
        2.875% 09/15/05              7,000,000     7,029,841
        3.600% 07/07/10              3,550,000     3,490,864
        3.875% 01/12/09             20,000,000    20,050,460
        4.250% 05/04/09              8,500,000     8,557,502
        5.000% 01/30/14              7,825,000     7,880,448
     Federal National Mortgage Association
        2.000% 01/15/06             23,500,000    23,360,715
        2.500% 01/30/07              5,000,000     4,960,810
        3.250% 11/15/07              3,000,000     3,013,503
        3.375% 12/15/08              3,000,000     2,992,644
        4.375% 10/15/06             15,500,000    15,971,247
        5.500% 02/15/06              4,000,000     4,149,388
        7.000% 07/15/05              1,500,000     1,548,932
     U.S. Treasury Bond
        5.375% 02/15/31              6,280,000     6,820,915
        12.000% 08/15/13               600,000       789,820
     U.S. Treasury Note
        1.500% 03/31/06              1,000,000       988,242
        1.625% 09/30/05              3,000,000     2,984,415
        2.000% 05/15/06              6,570,000     6,532,275
        2.375% 08/15/06              7,545,000     7,531,442
        2.750% 08/15/07              2,700,000     2,698,523
        3.375% 09/15/09             10,750,000    10,794,516
        4.000% 02/15/14              2,000,000     2,000,078
        4.250% 08/15/14              5,250,000     5,342,694
        4.625% 05/15/06             17,600,000    18,191,941
        5.750% 08/15/10              7,025,000     7,856,198
                                                ------------
                     U.S. GOVERNMENT AGENCIES
                           & OBLIGATIONS TOTAL   179,751,566
                                                ------------
                    TOTAL GOVERNMENT AGENCIES
                                 & OBLIGATIONS
                        (cost of $179,282,853)   179,751,566

Mortgage-Backed Obligations - 27.0%
     Federal Home Loan Mortgage Corp.
        4.000% 05/15/14              5,000,000     5,033,565
        5.000% 12/01/13-08/15/16     5,537,218     5,665,243
        5.500% 02/01/18-03/01/33     2,489,934     2,578,912
        6.000% 04/01/31                202,702       210,145
        6.500% 04/01/32                809,210       851,608
        7.000% 12/01/10                127,395       135,208
        7.500% 10/01/29                316,847       340,475
     Federal Home Loan Mortgage Corp.,
        TBA
        5.000% 11/15/34 (a)          2,000,000     1,993,750
        6.000% 11/15/34 (a)          4,750,000     4,917,732


                                      Par ($)       Value ($)
-------------------------------------------------------------
     Federal National Mortgage Association
        4.717% 08/25/12              5,000,000     5,097,912
        5.000% 05/01/09-07/25/16     3,293,119     3,364,000
        5.240% 09/01/12              2,526,917     2,667,296
        6.000% 04/01/11-12/01/31     3,881,897     4,074,360
        6.120% 10/01/08              1,391,567     1,362,512
        6.500% 05/01/11-09/01/31     2,283,758     2,409,411
        6.565% 12/01/07                866,513       930,511
        6.600% 11/01/07                763,091       819,406
        7.500% 10/01/15                100,127       106,488
        7.785% 02/01/19              2,968,912     3,188,651
        8.000% 07/01/07-05/01/30       822,289       894,440
        10.000% 10/01/20-12/01/20      625,431       706,279
     Federal National Mortgage Association,
        TBA
        4.500% 11/18/19 (a)          2,750,000     2,756,875
        5.000% 11/18/19 (a)            200,000       204,062
        5.000% 11/15/34 (a)          2,250,000     2,241,563
        5.500% 11/15/34 (a)         19,700,000    20,057,063
        6.000% 11/18/19 (a)          1,100,000     1,153,968
        6.500% 11/15/34 (a)          5,650,000     5,939,563
     Government National Mortgage
        Association
        3.375% 04/20/22 (b)            572,179       575,831
        4.374% 04/16/33              3,000,000     3,011,385
        4.486% 10/16/25              1,500,000     1,525,314
        4.750% 07/20/21 (b)            131,089       132,834
        4.763% 01/16/25              4,550,000     4,685,629
        5.500% 12/15/13-06/15/14     1,657,848     1,734,352
        6.500% 06/15/11-07/15/14     1,061,541     1,130,694
        7.000% 09/15/13-12/15/28       596,165       637,279
        7.500% 02/15/27-09/15/29       986,584     1,062,713
        8.500% 01/15/06                  3,194         3,217
        9.000% 11/15/17                129,801       145,699
     Government National Mortgage
        Association, TBA
        5.000% 11/22/34 (a)          6,400,000     6,417,997
        5.500% 11/22/34 (a)          1,700,000     1,738,780
                                                ------------
             TOTAL MORTGAGE-BACKED OBLIGATIONS
                        (cost of $100,816,127)   102,502,722

Collateralized Mortgage Obligations - 12.0%
     JPMorgan Chase Commercial
        Mortgage Securities Corp.
        4.134% 10/15/37              3,384,859     3,412,074
     JPMorgan Mortgage Trust
        5.013% 07/25/34              1,893,232     1,903,323
     LB-UBS Commercial Mortgage Trust
        5.124% 11/15/32              2,315,000     2,401,650
     Rural Housing Trust
        6.330% 04/01/26                680,652       683,906
     Small Business Administration
        Participation Certificates
        4.340% 03/01/24              9,821,878     9,692,723
        4.500% 03/01/23              2,733,236     2,742,289
        4.890% 09/01/22              3,826,707     3,921,116
        5.180% 05/01/24              4,000,000     4,136,996


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)        Columbia Intermediate Government Income Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Collateralized Mortgage Obligations - (continued)
        5.240% 08/01/23              4,016,365     4,173,915
        5.310% 08/01/22              4,394,903     4,590,880
        5.660% 07/01/22              3,914,247     4,150,006
        6.000% 09/01/18              3,343,685     3,556,474
                                                ------------
                          TOTAL COLLATERALIZED
                          MORTGAGE OBLIGATIONS
                          (cost of $44,455,117)   45,365,352

Corporate Fixed-Income Bonds & Notes - 5.6%
BASIC MATERIALS - 0.1%
  Chemicals - 0.1%
     Dow Chemical Co.
        6.000% 10/01/12                340,000       371,178
                                                ------------
                               Chemicals Total       371,178
                                                ------------
                         BASIC MATERIALS TOTAL       371,178

COMMUNICATIONS - 0.5%
  Telecommunications - 0.5%
     British Telecommunications PLC
        8.875% 12/15/30                500,000       668,180
     Verizon Global Funding Corp.
        7.750% 12/01/30              1,000,000     1,222,160
                                                ------------
                      Telecommunications Total     1,890,340
                                                ------------
                          COMMUNICATIONS TOTAL     1,890,340

FINANCIALS - 3.3%
  Banks - 1.0%
     Comerica, Inc.
        7.250% 08/01/07              2,000,000     2,187,980
     National City Corp.
        5.750% 02/01/09              1,500,000     1,619,760
                                                ------------
                                   Banks Total     3,807,740

  Diversified Financial Services - 2.3%
     Countrywide Home Loans, Inc.
        4.125% 09/15/09              1,905,000     1,910,163
     Ford Motor Credit Co.
        7.000% 10/01/13              1,350,000     1,429,326
        7.375% 02/01/11              2,650,000     2,871,036
     General Motors Acceptance Corp.
        7.250% 03/02/11                250,000       265,242
     Private Export Funding Corp.
        5.340% 03/15/06              2,000,000     2,074,060
                                                ------------
          Diversified Financial Services Total     8,549,827
                                                ------------
                              FINANCIALS TOTAL    12,357,567



                                      Par ($)       Value ($)
-------------------------------------------------------------
UTILITIES - 1.7%
  Electric - 1.7%
     Carolina Power & Light Co.
        5.125% 09/15/13              1,100,000     1,134,881
     Columbus Southern Power Co.
        5.500% 03/01/13              1,100,000     1,161,303
     Consolidated Edison Co. of New York
        7.150% 12/01/09              1,600,000     1,837,216
     Duke Energy Corp.
        5.300% 10/01/15              2,400,000     2,483,736
                                                ------------
                                Electric Total     6,617,136
                                                ------------
                               UTILITIES TOTAL     6,617,136
                                                ------------

                 TOTAL CORPORATE FIXED-INCOME
                                 BONDS & NOTES
                         (cost of $20,455,607)    21,236,221

Asset-Backed Securities - 3.9%
     Centex Home Equity
        2.293% 11/25/27              3,000,000     2,981,782
     Chase Manhattan Auto Owner Trust
        2.830% 09/15/10              1,725,000     1,706,940
     CitiFinancial Mortgage Securities, Inc.
        2.645% 04/25/34              2,500,000     2,428,300
     Countrywide Home Equity Loan Trust
        2.090% 01/15/34 (b)          2,561,174     2,556,052
     Equity One ABS, Inc.
        2.273% 07/25/34 (b)          2,529,542     2,536,270
     Residential Asset Mortgage Products, Inc.
        2.870% 08/25/30 (b)          2,575,000     2,532,126
                                                ------------
                 TOTAL ASSET-BACKED SECURITIES
                         (cost of $14,886,239)    14,741,470

Short-Term Obligations - 16.2%
U.S. GOVERNMENT AGENCIES - 14.9%
     Federal National Mortgage Association
        1.750% 11/15/04 (c)         40,850,000    40,822,040
        1.760% 11/18/04 (c)          7,600,000     7,593,684
        1.780% 11/22/04 (c)          8,100,000     8,091,589
                                                ------------
                U.S. GOVERNMENT AGENCIES TOTAL    56,507,313

REPURCHASE AGREEMENT - 1.3%
        Repurchase agreement with State
        Street Bank & Trust Co., dated
        10/29/04, due 11/01/04 at 1.750%,
        collateralized by a U.S. Treasury
        Bond maturing 11/15/16, market
        value of $5,053,012 (repurchase
        proceeds $4,948,722)         4,948,000     4,948,000
                                                ------------
                  TOTAL SHORT-TERM OBLIGATIONS
                         (cost of $61,455,313)    61,455,313


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)        Columbia Intermediate Government Income Fund

                                                    Value ($)
-------------------------------------------------------------
                    Total Investments - 112.1%
                    (cost of $421,351,256) (d)   425,052,644

     Other Assets & Liabilities, Net - (12.1)%   (45,993,373)

                           Net Assets - 100.0%   379,059,271


Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b) Floating rate note. The interest rate shown reflects the rate as of October 31, 2004.

(c)  The rate shown represents the annualized yield at the date of purchase.

(d)  Cost for federal income tax purposes is $422,310,681.

                 Acronym                  Name
                ---------               --------
                   TBA               To Be Announced


See Accompanying Notes to Financial Statements.

Investment Portfolio
                    ------------------------------------------------------------
October 31, 2004 (unaudited)                     Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - 36.5%
BASIC MATERIALS - 1.2%
  Chemicals - 0.6%
     Dow Chemical Co.
        6.000% 10/01/12                825,000       900,652
     Eastman Chemical Co.
        6.300% 11/15/18              1,700,000     1,836,408
        7.000% 04/15/12              2,140,000     2,448,738
                                                ------------
                               Chemicals Total     5,185,798

  Forest Products & Paper - 0.4%
     MeadWestvaco Corp.
        6.800% 11/15/32              3,300,000     3,495,063
                                                ------------
                 Forest Products & Paper Total     3,495,063

  Metals & Mining - 0.2%
     Alcoa, Inc.
        6.500% 06/01/11              1,500,000     1,693,395
                                                ------------
                         Metals & Mining Total     1,693,395
                                                ------------
                         BASIC MATERIALS TOTAL    10,374,256

COMMUNICATIONS - 5.1%
  Media - 1.4%
     Comcast Cable Communications, Inc.
        8.375% 03/15/13              1,135,000     1,392,168
     Gannett Co., Inc.
        5.500% 04/01/07              1,100,000     1,161,149
     Time Warner, Inc.
        6.875% 05/01/12              4,985,000     5,652,093
        7.625% 04/15/31              2,300,000     2,718,002
     Walt Disney Co.
        7.300% 02/08/05              1,600,000     1,620,336
                                                ------------
                                   Media Total    12,543,748

  Telecommunications - 3.7%
     AT&T Wireless Services, Inc.
        8.125% 05/01/12              3,645,000     4,443,182
     British Telecommunications PLC
        8.875% 12/15/30              1,925,000     2,572,493
     Deutsche Telekom International
        Finance BV
        8.750% 06/15/30              2,430,000     3,206,215
     New England Telephone & Telegraph
        7.650% 06/15/07              3,000,000     3,308,670
     Pacific Bell
        7.125% 03/15/26              1,400,000     1,567,090
     SBC Communications, Inc.
        4.125% 09/15/09              2,220,000     2,231,078
     Sprint Capital Corp.
        6.000% 01/15/07              1,450,000     1,533,027
        6.875% 11/15/28              2,800,000     3,006,668
     Verizon Global Funding Corp.
        6.875% 06/15/12              2,905,000     3,338,862
        7.375% 09/01/12                410,000       486,026


                                      Par ($)       Value ($)
-------------------------------------------------------------
     Vodafone Group PLC
        3.950% 01/30/08              4,350,000     4,421,036
        5.375% 01/30/15              1,580,000     1,641,920
                                                ------------
                      Telecommunications Total    31,756,267
                                                ------------
                          COMMUNICATIONS TOTAL    44,300,015


CONSUMER CYCLICAL - 1.6%
  Auto Manufacturers - 0.7%
     Ford Motor Co.
        7.450% 07/16/31                495,000       482,298
     General Motors Corp.
        8.375% 07/15/33              5,735,000     5,977,132
                                                ------------
                      Auto Manufacturers Total     6,459,430

  Retail - 0.6%
     Office Depot, Inc.
        6.250% 08/15/13              2,145,000     2,307,762
     Target Corp.
        6.350% 01/15/11              1,700,000     1,903,643
     Wal-Mart Stores, Inc.
        7.550% 02/15/30              1,070,000     1,375,250
                                                ------------
                                  Retail Total     5,586,655

  Textiles - 0.3%
     Cintas Corp.
        6.000% 06/01/12              2,000,000     2,193,020
                                                ------------
                                Textiles Total     2,193,020
                                                ------------
                       CONSUMER CYCLICAL TOTAL    14,239,105

CONSUMER NON-CYCLICAL - 4.0%
  Agriculture - 0.3%
     Cargill, Inc.
        6.375% 06/01/12 (a)          2,000,000     2,236,660
                                                ------------
                             Agriculture Total     2,236,660

  Beverages - 1.2% Coca-Cola Enterprises, Inc.
        7.125% 08/01/17              1,650,000     1,968,186
     Diageo Capital PLC
        6.125% 08/15/05              5,000,000     5,136,650
     Pepsi Bottling Group, Inc.
        7.000% 03/01/29              2,600,000     3,105,232
                                                ------------
                               Beverages Total    10,210,068

  Commercial Services - 0.3%
     Hertz Corp.
        4.700% 10/02/06              2,455,000     2,499,656
                                                ------------
                     Commercial Services Total     2,499,656

  Cosmetics/Personal Care - 0.6%
     Avon Products, Inc.
        6.900% 11/15/04              2,000,000     2,003,040
     Colgate-Palmolive Co.
        5.340% 03/27/06              1,000,000     1,036,430



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                     Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
CONSUMER NON-CYCLICAL - (continued)
  Cosmetics/Personal Care - (continued)
     Gillette Co.
        4.000% 06/30/05              2,000,000     2,020,920
                                                ------------
                 Cosmetics/Personal Care Total     5,060,390

  Food - 1.4%
     Kroger Co.
        7.500% 04/01/31              1,715,000     2,013,822
        8.000% 09/15/29              2,555,000     3,143,059
     Safeway, Inc.
        5.625% 08/15/14              2,255,000     2,321,770
     Sara Lee Corp.
        6.250% 09/15/11              2,405,000     2,687,203
     Unilever Capital Corp.
        7.125% 11/01/10              2,000,000     2,324,180
                                                ------------
                                    Food Total    12,490,034

  Healthcare Products - 0.2%
     Becton Dickinson & Co.
        6.700% 08/01/28              1,750,000     1,999,445
                                                ------------
                     Healthcare Products Total     1,999,445
                                                ------------
                   CONSUMER NON-CYCLICAL TOTAL    34,496,253

DIVERSIFIED - 0.5%
  Holding Companies - 0.5%
     Hutchison Whampoa International Ltd.
        6.250% 01/24/14 (a)          4,000,000     4,143,200
                                                ------------
                       Holding Companies Total     4,143,200
                                                ------------
                             DIVERSIFIED TOTAL     4,143,200

ENERGY - 2.5%
  Oil & Gas - 1.8%
     Conoco Funding Co.
        5.450% 10/15/06              3,000,000     3,142,320
     Devon Financing Corp.
        7.875% 09/30/31              3,035,000     3,825,617
     Marathon Oil Corp.
        6.000% 07/01/12              2,680,000     2,910,185
     Occidental Petroleum Corp.
        8.450% 02/15/29              3,295,000     4,469,569
     XTO Energy, Inc.
        5.000% 01/31/15 (a)          1,425,000     1,430,330
                                                ------------
                               Oil & Gas Total    15,778,021
  Pipelines - 0.7%
     Consolidated Natural Gas
        5.375% 11/01/06              1,400,000     1,459,528
     Kinder Morgan, Inc.
        6.500% 09/01/12              2,235,000     2,476,760


                                      Par ($)       Value ($)
-------------------------------------------------------------
     Texas Eastern Transmission LP
        7.300% 12/01/10              1,907,000     2,211,853
                                                ------------
                               Pipelines Total     6,148,141
                                                ------------
                                  ENERGY TOTAL    21,926,162

FINANCIALS - 12.7%
  Banks - 4.6%
     Bank One Corp.
        7.875% 08/01/10              1,835,000     2,181,173
     Comerica, Inc.
        7.250% 08/01/07              1,130,000     1,236,209
     DEPFA Deutsche Pfandbriefbank AG
        3.375% 10/05/07 (a)          3,000,000     3,018,780
     Deutsche Bank Financial LLC
        5.375% 03/02/15              2,460,000     2,563,172
     M&I Marshall & Ilsley Bank
        6.375% 09/01/11              3,000,000     3,358,500
     Mellon Funding Corp.
        6.375% 02/15/10              2,645,000     2,944,308
     National City Corp.
        5.750% 02/01/09              3,000,000     3,239,520
     Northern Trust Co.
        6.300% 03/07/11              2,700,000     3,024,972
     Oesterreichische Kontrollbank AG
        5.125% 03/20/07              6,075,000     6,385,190
     Rabobank Capital Funding Trust
        5.254% 12/31/16 (a)(b)       1,465,000     1,464,575
     SunTrust Bank
        7.250% 09/15/06              2,000,000     2,158,840
     Suntrust Bank/Central Florida
        6.900% 07/01/07              1,300,000     1,435,759
     Wachovia Corp.
        3.625% 02/17/09              5,000,000     4,983,700
     Wells Fargo & Co.
        7.250% 08/24/05              2,000,000     2,077,880
                                                ------------
                                   Banks Total    40,072,578

  Diversified Financial Services - 5.6%
     Capital One Bank
        5.750% 09/15/10              2,215,000     2,365,221
     Citigroup, Inc.
        5.125% 05/05/14             10,150,000    10,475,206
     Countrywide Home Loans, Inc.
        4.125% 09/15/09              4,330,000     4,341,734
     Export Development Canada
        4.000% 08/01/07              2,325,000     2,375,383
     Ford Motor Credit Co.
        2.790% 09/28/07 (c)          2,175,000     2,149,161
        7.000% 10/01/13              2,785,000     2,948,646
        7.375% 02/01/11              5,480,000     5,937,087
     General Electric Capital Corp.
        6.750% 03/15/32              5,900,000     6,875,270
        8.300% 09/20/09                250,000       299,152
     Goldman Sachs Group, Inc.
        4.750% 07/15/13              2,275,000     2,248,815
        6.875% 01/15/11              2,240,000     2,546,477



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                     Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes - (continued)
FINANCIALS - (continued)
  Diversified Financial Services - (continued)
     National Rural Utilities Cooperative
        Finance Corp.
        6.000% 05/15/06              1,525,000     1,596,355
     SLM Corp.
        2.310% 07/25/08 (b)          4,345,000     4,339,569
                                                ------------
          Diversified Financial Services Total    48,498,076

  Insurance - 1.9%
     Allstate Corp.
        7.875% 05/01/05              1,650,000     1,693,857
     Chubb Corp.
        6.000% 11/15/11              3,300,000     3,541,461
     Hartford Life Global Funding Trust
        2.111% 09/15/09 (b)          4,355,000     4,308,898
     MetLife, Inc.
        6.125% 12/01/11              4,000,000     4,369,040
     Prudential Financial, Inc.
        4.750% 04/01/14              2,900,000     2,851,715
                                                ------------
                               Insurance Total    16,764,971

  Real Estate Investment Trusts - 0.6%
     Simon Property Group LP
        5.450% 03/15/13              5,055,000     5,193,658
                                                ------------
           Real Estate Investment Trusts Total     5,193,658
                                                ------------
                              FINANCIALS TOTAL   110,529,283

INDUSTRIALS - 2.9%
  Aerospace & Defense - 1.3%
     Boeing Capital Corp.
        4.750% 08/25/08              2,675,000     2,793,984
        6.100% 03/01/11              3,305,000     3,637,384
     Raytheon Co.
        7.200% 08/15/27              3,950,000     4,547,082
                                                ------------
                     Aerospace & Defense Total    10,978,450

  Environmental Control - 0.6%
     Waste Management, Inc.
        5.000% 03/15/14              1,800,000     1,816,902
        7.000% 07/15/28              3,125,000     3,472,219
                                                ------------
                   Environmental Control Total     5,289,121

  Transportation - 1.0%
     CSX Corp.
        5.500% 08/01/13              4,305,000     4,471,044
     Norfolk Southern Corp.
        7.250% 02/15/31              3,600,000     4,268,592
                                                ------------
                          Transportation Total     8,739,636
                                                ------------
                             INDUSTRIALS TOTAL    25,007,207


                                      Par ($)       Value ($)
-------------------------------------------------------------
TECHNOLOGY - 1.3%
  Computers - 1.3%
     International Business Machines Corp.
        4.875% 10/01/06              6,300,000     6,535,683
        5.375% 02/01/09              3,000,000     3,209,280
        6.500% 01/15/28              1,200,000     1,353,384
                                                ------------
                               Computers Total    11,098,347
                                                ------------
                              TECHNOLOGY TOTAL    11,098,347

UTILITIES - 4.7%
  Electric - 4.3%
     AEP Texas Central Co.
        5.500% 02/15/13              2,200,000     2,302,058
     Alabama Power Co.
        1.940% 08/25/09 (b)          3,680,000     3,679,006
        5.700% 02/15/33              1,465,000     1,503,266
     Alliant Energy Resources, Inc.
        9.750% 01/15/13                900,000     1,175,139
     Carolina Power & Light Co.
        5.125% 09/15/13              1,445,000     1,490,821
     Columbus Southern Power Co.
        5.500% 03/01/13              1,700,000     1,794,741
     Consolidated Edison Co. of New York
        7.150% 12/01/09              2,530,000     2,905,098
     Dominion Resources, Inc.
        7.625% 07/15/05              1,275,000     1,320,224
     Florida Power & Light Co.
        6.875% 12/01/05              3,900,000     4,079,322
     Hydro Quebec
        8.500% 12/01/29              1,650,000     2,373,046
     Oncor Electric Delivery Co.
        7.000% 09/01/22              3,350,000     3,814,478
     Pepco Holdings, Inc.
        6.450% 08/15/12              3,035,000     3,339,593
     Progress Energy, Inc.
        7.750% 03/01/31              2,555,000     3,036,847
     Southern California Edison Co.
        5.000% 01/15/14              1,500,000     1,529,475
     TransAlta Corp.
        5.750% 12/15/13              1,500,000     1,525,095
     Virginia Electric and Power Co.
        5.375% 02/01/07              1,575,000     1,645,812
                                                ------------
                                Electric Total    37,514,021
  Gas - 0.4%
     Atmos Energy Corp.
        4.950% 10/15/14              3,475,000     3,457,938
                                                ------------
                                     Gas Total     3,457,938
                                                ------------
                               UTILITIES TOTAL    40,971,959
                                                ------------
                  TOTAL CORPORATE FIXED-INCOME
                                 BONDS & NOTES
                         (cost of $302,352,950)  317,085,787



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                     Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Government Agencies & Obligations - 25.2%
FOREIGN GOVERNMENT BONDS - 3.0%
     Kingdom of Spain
        7.000% 07/19/05              4,000,000     4,133,400
     Province of British Columbia
        5.375% 10/29/08              3,000,000     3,226,560
     Province of New Brunswick
        3.500% 10/23/07              4,150,000     4,187,599
     Province of Ontario
        6.000% 02/21/06              2,950,000     3,075,788
     Province of Quebec
        5.000% 07/17/09              2,500,000     2,637,700
     Republic of Finland
        4.750% 03/06/07              3,145,000     3,281,053
     Republic of South Africa
        6.500% 06/02/14              1,165,000     1,265,772
     United Mexican States
        6.625% 03/03/15              4,140,000     4,433,940
                                                ------------
                FOREIGN GOVERNMENT BONDS TOTAL    26,241,812

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 22.2%
     Federal Farm Credit Bank
        4.050% 12/15/08              5,000,000     5,011,060
     Federal Home Loan Mortgage Corp.
        2.875% 09/15/05              1,300,000     1,305,542
        3.375% 04/15/09              3,725,000     3,706,327
        3.600% 07/07/10              1,600,000     1,573,347
        3.625% 06/10/10              3,000,000     2,955,369
        4.125% 05/12/10              6,000,000     6,029,892
        4.150% 05/05/10              5,000,000     5,026,245
        4.250% 05/04/09              6,395,000     6,438,262
        4.750% 12/08/10              3,900,000     3,939,581
        5.000% 01/30/14              5,075,000     5,110,961
        5.750% 03/15/09              3,500,000     3,820,985
     Federal National Mortgage Association
        2.500% 01/30/07              2,000,000     1,984,324
        3.250% 11/15/07              2,000,000     2,009,002
        3.750% 09/15/08             16,500,000    16,506,303
        4.125% 04/28/10              3,000,000     3,012,780
        4.625% 10/15/13              3,400,000     3,457,429
        5.500% 02/15/06              2,800,000     2,904,572
        6.250% 05/15/29              1,500,000     1,701,063
        7.000% 07/15/05              4,865,000     5,023,701
     U.S. Treasury Bond
        5.375% 02/15/31             20,420,000    22,178,836
        7.125% 02/15/23              5,000,000     6,442,385
     U.S. Treasury Note
        1.500% 03/31/06                495,000       489,180
        1.625% 04/30/05-09/30/05     6,095,000     6,066,316
        1.750% 12/31/04             14,625,000    14,620,437
        1.875% 11/30/05-12/31/05     7,470,000     7,438,778
        2.000% 08/31/05              1,400,000     1,397,813
        2.250% 02/15/07              3,790,000     3,757,429
        2.500% 09/30/06              2,640,000     2,637,835
        2.625% 11/15/06              9,300,000     9,310,174
        2.750% 08/15/07             24,910,000    24,896,374
        3.125% 05/15/07              1,410,000     1,424,320


                                      Par ($)       Value ($)
-------------------------------------------------------------
        3.375% 12/15/08              1,000,000     1,010,000
        4.250% 08/15/14              7,425,000     7,556,096
        4.875% 02/15/12                485,000       519,765
        5.000% 08/15/11              1,500,000     1,619,942
                                                ------------
                     U.S. GOVERNMENT AGENCIES
                           & OBLIGATIONS TOTAL   192,882,425
                                                ------------
                     TOTAL GOVERNMENT AGENCIES
                                 & OBLIGATIONS
                        (cost of $216,939,216)   219,124,237

Mortgage-Backed Obligations - 17.7%
     Federal Home Loan Mortgage Corp.
        4.000% 05/15/14              3,250,000     3,271,817
        5.000% 08/15/16              3,165,208     3,242,578
        5.500% 02/01/18-03/01/18     5,091,843     5,278,001
        6.000% 11/01/28                409,984       425,546
        7.000% 12/01/14-10/01/31       228,684       242,754
        7.750% 09/01/05                 23,127        23,166
        8.000% 06/01/07                 12,402        12,990
        8.750% 09/01/09-07/01/15         9,888        10,574
        9.000% 10/01/15-10/01/19        34,643        37,068
        9.250% 05/01/09-08/01/15        89,855        97,932
        9.500% 08/01/09-11/01/16        25,069        27,663
        10.000% 02/01/09-12/01/13       16,603        17,947
        10.250% 11/01/10                 7,362         8,098
     Federal Home Loan Mortgage Corp.,
        TBA
        5.000% 11/15/34 (d)          7,500,000     7,476,562
        6.000% 11/15/34 (d)          9,500,000     9,835,464
     Federal National Mortgage Association
        5.000% 07/25/16              2,733,454     2,792,095
        6.000% 05/01/13-12/25/16     1,599,529     1,669,482
        6.120% 10/01/08              1,391,567     1,362,512
        6.500% 05/01/06-09/01/31     6,335,116     6,690,032
        6.565% 12/01/07                821,676       882,362
        6.600% 11/01/07                723,592       776,992
        7.000% 06/01/32                317,115       336,887
        7.500% 01/01/30-03/01/30        68,635        73,642
        8.000% 03/01/07-04/01/30       462,736       502,807
        8.500% 08/01/17                  8,866         9,738
        9.000% 03/01/09                  1,471         1,560
     Federal National Mortgage Association,
        TBA
        4.500% 11/18/19 (d)          5,800,000     5,814,500
        5.000% 11/15/34 (d)          5,000,000     4,981,250
        5.500% 11/22/19 (d)          4,375,000     4,529,490
        5.500% 11/15/34 (d)         36,300,000    36,957,937
        6.000% 11/18/19 (d)          4,800,000     5,035,498
        6.000% 11/15/34 (d)         17,269,750    17,901,167
        6.500% 11/15/34 (d)         11,825,000    12,431,031
     Government National Mortgage
        Association
        4.750% 07/20/22 (c)            153,724       156,152
        6.500% 03/15/13-01/15/32     2,563,878     2,723,711
        7.000% 11/15/22-05/15/32     1,915,063     2,048,961
        7.500% 04/15/26-03/15/30       529,620       571,213
        8.000% 06/15/25-03/15/27       164,421       179,857
        9.000% 03/15/08-11/15/08        15,190        16,369


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                     Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
--------------------------------------------------------------------------------
Mortgage-Backed Obligations - (continued)
     Government National Mortgage
        Association, TBA
        5.000% 11/18/34 (d)         12,250,000    12,284,447
        5.500% 11/18/34 (d)          3,000,000     3,068,436
                                                ------------
             TOTAL MORTGAGE-BACKED OBLIGATIONS
                        (cost of $152,857,668)   153,806,288

Asset-Backed Securities - 10.4%
     AmeriCredit Automobile
        Receivables Trust
        4.220% 07/06/09              1,250,000     1,266,675
     BMW Vehicle Owner Trust
        2.530% 02/25/08              3,900,000     3,887,130
     Centex Home Equity
        2.293% 11/25/27              3,200,000     3,180,568
        6.270% 10/25/32              1,500,000     1,512,750
     Citibank Credit Card Issuance Trust
        2.550% 01/20/09              5,000,000     4,958,300
     Citibank Credit Card Master Trust I
        5.875% 03/10/11              4,000,000     4,361,960
     Countrywide Home Equity Loan Trust
        2.090% 01/15/34 (c)          5,875,384     5,863,634
     Daimler Chrysler Auto Trust
        3.090% 01/08/08              1,475,000     1,487,228
     Equity One ABS, Inc.
        2.273% 07/25/34 (c)          5,596,331     5,611,217
     Ford Credit Auto Owner Trust
        3.130% 11/15/06              3,000,000     3,010,560
     GSAA Trust
        3.519% 11/25/33              6,175,000     6,111,567
     MBNA Credit Card Master Note Trust
        4.950% 06/15/09              2,750,000     2,868,910
     Nissan Auto Receivables Owner Trust
        2.760% 07/15/09              4,010,000     3,918,051
     Oakwood Mortgage Investors, Inc.
        7.100% 08/15/27              1,448,838     1,519,338
     Onyx Acceptance Grantor Trust
        3.890% 02/15/11              2,000,000     2,027,000
     Residential Asset Mortgage
        Products, Inc.
        3.052% 06/25/29              4,960,000     4,874,242
        4.480% 09/25/29              7,825,000     7,975,788
     Residential Asset Securities Corp.
        3.372% 11/25/28              5,600,000     5,615,680
     Wells Fargo Financial Auto
        Owner Trust
        2.670% 08/16/10              7,270,000     7,206,169
     WFS Financial Owner Trust
        2.410% 12/20/10              4,880,000     4,813,876
        2.810% 08/22/11              8,125,000     8,057,562
                                                ------------
                 TOTAL ASSET-BACKED SECURITIES
                         (cost of $89,960,904)    90,128,205


                                      Par ($)       Value ($)
-------------------------------------------------------------
Collateralized Mortgage Obligations - 6.0%
     Greenwich Capital Commercial
        Funding Corp.
        4.022% 01/05/36              6,030,000     6,067,627
     GSAA Trust
        4.651% 04/25/34              4,895,000     4,947,230
     JPMorgan Chase Commercial
        Mortgage Securities Corp.
        4.134% 10/15/37              6,712,671     6,766,641
     JPMorgan Mortgage Trust
        5.013% 07/25/34              3,935,929     3,956,908
     LB-UBS Commercial Mortgage Trust
        5.124% 11/15/32              4,550,000     4,720,306
     Rural Housing Trust
        6.330% 04/01/26                601,806       604,683
     Small Business Administration
        Participation Certificates
        4.340% 03/01/24              2,946,563     2,907,817
        4.500% 03/01/23              4,099,855     4,113,433
        4.890% 09/01/22              2,091,340     2,142,935
        5.180% 05/01/24              5,000,000     5,171,245
        5.240% 08/01/23              2,390,693     2,484,473
        5.310% 08/01/22              3,515,923     3,672,704
        5.520% 06/01/24              4,000,000     4,206,203
                                                ------------
                          TOTAL COLLATERALIZED
                          MORTGAGE OBLIGATIONS
                         (cost of $50,825,345)    51,762,205

Municipal Bonds - 0.5%
EDUCATION - 0.3%
     CA Leland Stanford Junior University
        6.875% 02/01/24              2,500,000     2,964,575
                                                ------------
                               EDUCATION TOTAL     2,964,575

OTHER - 0.1%
  Refunded/Escrowed - 0.1%
     NJ Secaucus Municipal Utilities
        Authority
        8.500% 12/01/06 (e)            600,000       615,420
                                                ------------
                       Refunded/Escrowed Total       615,420
                                                ------------
                                   OTHER TOTAL       615,420

TRANSPORTATION - 0.1%
  Airports - 0.1%
     OK Oklahoma City Airport Trust
        6.750% 07/01/05              1,010,000     1,013,646
                                                ------------
                                Airports Total     1,013,646
                                                ------------
                          TRANSPORTATION TOTAL     1,013,646
                                                ------------
                         TOTAL MUNICIPAL BONDS
                          (cost of $4,000,152)     4,593,641



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                     Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Short-Term Obligations - 17.2%
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 15.0%
     Federal National Mortgage Association
        1.760% 11/15/04-11/18/04
         (f)                       115,360,000   115,276,941
        1.780% 11/22/04 (f)         15,250,000    15,234,165
     United States Treasury Bill
        1.360% 11/26/04 (f)(g)          50,000        49,953
                                                ------------
                     U.S. GOVERNMENT AGENCIES
                           & OBLIGATIONS TOTAL   130,561,059

REPURCHASE AGREEMENT - 2.2%
        Repurchase agreement with State
        Street Bank & Trust Co., dated
        10/29/04, due 11/01/04 at 1.750%,
        collateralized by a U.S. Treasury
        Bond maturing 05/15/16, market
        value of $19,178,019 (repurchase
        proceeds $18,799,741) (cost of
        $18,797,000)                18,797,000    18,797,000
                                                ------------
                  TOTAL SHORT-TERM OBLIGATIONS
                        (cost of $149,358,059)   149,358,059


                    Total Investments - 113.5%
                    (cost of $966,294,294) (h)   985,858,422

     Other Assets & Liabilities, Net - (13.5)%  (117,636,891)

                           Net Assets - 100.0%   868,221,531


Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to $12,293,545, which represents 1.4% of net assets.

(b) Floating rate note. The interest rate shown reflects the rate as of October 31, 2004.

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.

(d)  Security purchased on a delayed delivery basis.

(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)  The rate shown represents the annualized yield at the date of purchase.

(g)  Security pledged as collateral for open futures contracts.

(h)  Cost for federal income tax purposes is $968,285,752.

                 Acronym                  Name
                ---------               -------
                   TBA               To Be Announced

At October 31, 2004, the Fund held the following open long futures contracts:

                             Aggregate   Expiration    Unrealized
   Type            Value     Face Value     Date      Appreciation
-----------     ----------  -----------  ----------   ---------------
10-Year U.S.
 Treasury Notes  $113,562     $111,985    Dec-2004       $1,577


See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
                                    --------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds

                                                                                                         Columbia
                                                                                            Columbia   Intermediate   Columbia
                                                                                            Corporate   Government    Quality
                                                                                              Bond        Income      Plus Bond
                                                                                            Fund ($)     Fund ($)     Fund ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
    Unaffiliated investments, at identified cost (including short-term obligations)       179,855,728  421,351,256    966,294,294
    Affiliated investments, at identified cost                                              1,641,296           --             --
                                                                                          -----------  -----------  -------------
       Total investments, at identified cost                                              181,497,024  421,351,256    966,294,294
                                                                                          -----------  -----------  -------------
    Unaffiliated investments, at value                                                    188,935,315  425,052,644    985,858,422
    Affiliated investments, at value                                                        1,628,641           --             --
                                                                                          -----------  -----------  -------------
       Total investments, at value                                                        190,563,956  425,052,644    985,858,422
    Cash                                                                                          172           --             --
    Receivable for:
       Investments sold                                                                            --    1,911,591     30,933,925
       Fund shares sold                                                                       241,421      198,879      1,251,690
       Interest                                                                             2,635,776    2,835,630      7,984,693
       Futures variation margin                                                                    --           --            375
       Dollar roll fee income                                                                      --      172,089        321,676
    Deferred Trustees' compensation plan                                                        7,611       18,228         21,166
                                                                                          -----------  -----------  -------------
       Total assets                                                                       193,448,936  430,189,061  1,026,371,947
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

    Payable to custodian bank                                                                      --       49,533         17,327
    Payable for:
       Investments purchased                                                                       --    1,916,232     33,637,588
       Investments purchased on a delayed delivery basis                                           --   47,418,144    120,372,112
       Fund shares redeemed                                                                   208,043      499,786      1,508,359
       Distributions                                                                          586,938      915,488      1,912,929
       Investment advisory fee                                                                 89,234      180,141        390,887
       Administration fee                                                                      10,706       21,985         49,522
       Transfer agent fee                                                                      10,238       37,717        130,042
       Pricing and bookkeeping fees                                                             9,719        9,479         14,926
       Distribution and service fees                                                            2,339       10,361         11,188
       Custody fee                                                                              2,425        5,820         10,256
    Deferred Trustees' fees                                                                     7,611       18,228         21,166
    Other liabilities                                                                          27,966       46,876         74,114
                                                                                          -----------  -----------  -------------
       Total liabilities                                                                      955,219   51,129,790    158,150,416

NET ASSETS                                                                                192,493,717  379,059,271    868,221,531
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
    Paid-in capital                                                                       187,254,674  386,665,935    835,856,769
    Overdistributed net investment income                                                  (2,043,046)  (1,895,934)    (2,634,793)
    Accumulated net realized gain (loss)                                                   (1,784,843)  (9,412,118)    15,433,850
    Unrealized appreciation on:
       Investments                                                                          9,066,932    3,701,388     19,564,128
       Futures contracts                                                                           --           --          1,577
                                                                                          -----------  -----------  -------------
NET ASSETS                                                                                192,493,717  379,059,271    868,221,531


See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
                                    --------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds

                                                                                                         Columbia
                                                                                            Columbia   Intermediate   Columbia
                                                                                            Corporate   Government    Quality
                                                                                              Bond        Income      Plus Bond
                                                                                            Fund ($)     Fund ($)     Fund ($)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Net assets                                                                              1,111,259    2,769,957    2,357,330
    Shares outstanding                                                                        100,842      263,102      212,183
    Net asset value per share (a)                                                               11.02        10.53        11.11
    Maximum sales charge                                                                        4.75%        4.75%        4.75%
    Maximum offering price per share (b) (net asset value/0.9525)                               11.57        11.06        11.66

------------------------------------------------------------------------------------------------------------------------------------
CLASS B
    Net assets                                                                              2,088,049    2,642,199    1,718,528
    Shares outstanding                                                                        189,489      250,967      154,685
    Net asset value and offering price per share (a)                                            11.02        10.53        11.11

------------------------------------------------------------------------------------------------------------------------------------
CLASS C
    Net assets                                                                                482,531      987,192      551,443
    Shares outstanding                                                                         43,789       93,767       49,635
    Net asset value and offering price per share (a)                                            11.02        10.53        11.11

------------------------------------------------------------------------------------------------------------------------------------
CLASS G
    Net assets                                                                                     --    3,120,333    6,609,856
    Shares outstanding                                                                             --      296,381      594,959
    Net asset value and offering price per share (a)                                               --        10.53        11.11

------------------------------------------------------------------------------------------------------------------------------------
CLASS T
    Net assets                                                                                     --   36,350,770   32,863,587
    Shares outstanding                                                                             --    3,452,738    2,958,041
    Net asset value per share (a)                                                                  --        10.53        11.11
    Maximum sales charge                                                                           --        4.75%        4.75%
    Maximum offering price per share (b) (net asset value/0.9525)                                  --        11.06        11.66

------------------------------------------------------------------------------------------------------------------------------------
CLASS Z
    Net assets                                                                            188,811,878  333,188,820  824,120,787
    Shares outstanding                                                                     17,134,278   31,647,573   74,178,978
    Net asset value, offering and redemption price per share                                    11.02        10.53        11.11


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
                        --------------------------------------------------------
For the Six Months Ended October 31, 2004 (unaudited)
                                                     Columbia Taxable Bond Funds
                                                                                                         Columbia
                                                                                            Columbia   Intermediate   Columbia
                                                                                            Corporate   Government    Quality
                                                                                              Bond        Income      Plus Bond
                                                                                            Fund ($)     Fund ($)     Fund ($)
------------------------------------------------------------------------------------------------------------------------------------
INCOME
    Interest                                                                                4,640,326    6,739,176   17,655,865
    Interest from affiliates                                                                   55,879           --           --
    Dollar roll fee income                                                                         --    1,456,992    2,206,960
    Foreign withholding tax                                                                    (3,189)          --       (4,313)
                                                                                          -----------  -----------  -----------
       Total income                                                                         4,693,016    8,196,168   19,858,512
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment advisory fee                                                                   532,768    1,077,837    2,286,614
    Administration fee                                                                         64,901      131,300      289,519
    Distribution fee:
       Class B                                                                                  7,349        9,892        5,901
       Class C                                                                                  1,591        4,019        2,069
       Class G                                                                                     --       10,656       24,242
    Service fee:
       Class A                                                                                  1,506        3,492        2,727
       Class B                                                                                  2,450        3,297        1,967
       Class C                                                                                    531        1,340          690
       Class G                                                                                     --        2,459        5,594
    Shareholder services fee - Class T                                                             --       28,668       25,140
    Transfer agent fee                                                                         31,300      122,478      347,929
    Pricing and bookkeeping fees                                                               33,885       37,558       64,023
    Custody fee                                                                                 9,698       15,595       23,929
    Trustees' fees                                                                              4,046        8,100       13,056
    Non-recurring costs (See Note 8)                                                            6,035       12,271       26,227
    Other expenses                                                                             49,952       91,739      110,940
                                                                                          -----------  -----------  -----------
       Total expenses                                                                         746,012    1,560,701    3,230,567
    Fees waived by Distributor - Class C                                                         (318)        (804)        (414)
    Fees waived by Transfer Agent                                                                  --           --          (86)
    Non-recurring costs assumed by Investment Advisor (See Note 8)                             (6,035)     (12,271)     (26,227)
    Custody earnings credit                                                                      (472)          (8)        (673)
                                                                                          -----------  -----------  -----------
       Net expenses                                                                           739,187    1,547,618    3,203,167
                                                                                          -----------  -----------  -----------
Net Investment Income                                                                       3,953,829    6,648,550   16,655,345

------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
    Unaffiliated investments                                                                  270,588      181,456    4,010,193
    Affiliated investments                                                                    (56,147)          --           --
    Futures contracts                                                                              --          223        4,690
                                                                                          -----------  -----------  -----------
       Net realized gain                                                                      214,441      181,679    4,014,883
                                                                                          -----------  -----------  -----------
Net change in unrealized appreciation/depreciation on:
    Investments                                                                             2,259,432    4,536,416   10,859,128
    Futures contracts                                                                              --           --        1,577
                                                                                          -----------  -----------  -----------
       Net change in unrealized appreciation/depreciation                                   2,259,432    4,536,416   10,860,705
                                                                                          -----------  -----------  -----------
Net Gain                                                                                    2,473,873    4,718,095   14,875,588
                                                                                          -----------  -----------  -----------
Net Increase Resulting from Operations                                                      6,427,702   11,366,645   31,530,933


See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                   ---------------------------------------------
October 31, 2004                                     Columbia Taxable Bond Funds

                                                          Columbia               Columbia Intermediate             Columbia
                                                          Corporate                   Government                 Quality Plus
                                                          Bond Fund                   Income Fund                  Bond Fund
                                                  --------------------------  --------------------------  --------------------------
                                                   (unaudited)                (unaudited)                 (unaudited)
                                                   Six Months                 Six Months                   Six Months
                                                      Ended      Year Ended      Ended       Year Ended      Ended      Year Ended
                                                   October 31,    April 30,    October 31,    April 30,   October 31,    April 30,
Increase (Decrease) in Net Assets                   2004 ($)      2004 ($)      2004 ($)      2004 ($)      2004 ($)      2004 ($)
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income                           3,953,829     8,079,901    6,648,550     13,402,015   16,655,345    33,912,391
    Net realized gain on investments and
       futures contracts                              214,441       574,927      181,679      8,748,353    4,014,883    18,386,312
    Net change in unrealized
       appreciation/depreciation
       on investments and futures contracts         2,259,432    (5,808,877)   4,536,416    (21,385,347)  10,860,705   (43,380,162)
                                                  -----------   -----------  -----------    -----------  -----------   -----------
         Net increase in net assets
             resulting from operations              6,427,702     2,845,951   11,366,645        765,021   31,530,933     8,918,541

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
    From net investment income:
       Class A                                        (26,019)      (53,938)     (50,002)       (96,215)     (42,192)      (65,564)
       Class B                                        (35,032)      (57,725)     (37,478)       (93,626)     (24,638)      (47,332)
       Class C                                         (7,921)      (16,253)     (16,043)       (29,171)      (9,037)      (17,763)
       Class G                                             --            --      (49,846)      (136,650)    (124,289)     (365,345)
       Class T                                             --            --     (704,954)    (1,814,739)    (667,555)   (1,634,765)
       Class Z                                     (4,347,992)   (9,293,068)  (6,597,351)   (16,785,027) (16,906,687)  (37,188,231)
    From net realized gains:
       Class A                                             --            --           --             --           --       (36,441)
       Class B                                             --            --           --             --           --       (32,841)
       Class C                                             --            --           --             --           --       (14,171)
       Class G                                             --            --           --             --           --      (180,295)
       Class T                                             --            --           --             --           --      (733,879)
       Class Z                                             --            --           --             --           --   (16,234,263)
                                                  -----------   -----------  -----------    -----------  -----------   -----------
         Total distributions to shareholders       (4,416,964)   (9,420,984)  (7,455,674)   (18,955,428) (17,774,398)  (56,550,890)


------------------------------------------------------------------------------------------------------------------------------------
 NET CAPITAL SHARE TRANSACTIONS                    (8,275,706)   12,441,903  (34,858,585)   (84,190,480) (10,915,629)  (30,928,921)
    Net increase (decrease) in net assets          (6,264,968)    5,866,870  (30,947,614)  (102,380,887)   2,840,906   (78,561,270)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                           198,758,685   192,891,815  410,006,885    512,387,772  865,380,625   943,941,895
    End of period                                 192,493,717   198,758,685  379,059,271    410,006,885  868,221,531   865,380,625
                                                  -----------   -----------  -----------    -----------  -----------   -----------
Overdistributed net investment income,
    at end of period                               (2,043,046)   (1,579,911)  (1,895,934)    (1,088,810)  (2,634,793)   (1,515,740)


See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
                                                            --------------------
October 31, 2004                                     Columbia Taxable Bond Funds
                                                                                          Columbia Corporate Bond Fund
                                                                             -------------------------------------------------------
                                                                                   (unaudited)
                                                                                 Six Months Ended                Year Ended
                                                                                 October 31, 2004            April 30, 2004 (a)
                                                                             -------------------------  ----------------------------
                                                                                Shares     Dollars ($)     Shares     Dollars ($)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                                                                 14,651      159,052       124,683    1,409,566
    Distributions reinvested                                                       1,888       20,586         3,825       42,555
    Redemptions                                                                  (20,191)    (221,463)      (79,668)    (892,398)
                                                                             -----------  -----------   -----------  -----------
       Net increase (decrease)                                                    (3,652)     (41,825)       48,840      559,723
CLASS B
    Subscriptions                                                                 32,035      350,800       151,037    1,691,072
    Distributions reinvested                                                       2,263       24,673         3,948       43,943
    Redemptions                                                                  (26,287)    (285,026)      (58,081)    (647,781)
                                                                             -----------  -----------   -----------  -----------
       Net increase                                                                8,011       90,447        96,904    1,087,234
CLASS C
    Subscriptions                                                                 12,833      140,442        34,668      388,178
    Distributions reinvested                                                         633        6,906           982       10,925
    Redemptions                                                                  (15,227)    (164,599)      (13,028)    (144,870)
                                                                             -----------  -----------   -----------  -----------
       Net increase (decrease)                                                    (1,761)     (17,251)       22,622      254,233
CLASS Z
    Subscriptions                                                              1,545,163   16,798,695     4,195,917   46,840,506
    Distributions reinvested                                                      73,448      800,526       179,598    2,001,165
    Redemptions                                                               (2,389,075) (25,906,298)   (3,439,214) (38,300,958)
                                                                             -----------  -----------   -----------  -----------
       Net increase (decrease)                                                  (770,464)  (8,307,077)      936,301   10,540,713


(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.


See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
                                                            --------------------
October 31, 2004                                     Columbia Taxable Bond Funds
                                                                                 Columbia Intermediate Government Income Fund
                                                                             ---------------------------------------------------
                                                                                    (unaudited)
                                                                                 Six Months Ended               Year Ended
                                                                                 October 31, 2004           April 30, 2004 (a)
                                                                             -------------------------  --------------------------
                                                                                Shares     Dollars ($)    Shares     Dollars ($)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                                                                 36,245      378,618       595,324     6,300,176
    Distributions reinvested                                                       3,641       38,004         6,586        69,895
    Redemptions                                                                  (80,109)    (830,749)     (415,555)   (4,378,882)
                                                                             -----------  -----------   -----------   ------------
       Net increase (decrease)                                                   (40,223)    (414,127)      186,355      1,991,189
CLASS B
    Subscriptions                                                                 22,538      234,945       167,476      1,792,865
    Distributions reinvested                                                       2,953       30,825         7,381         78,426
    Redemptions                                                                  (35,476)    (368,509)     (154,949)    (1,649,692)
                                                                             -----------  -----------   -----------   ------------
       Net increase (decrease)                                                    (9,985)    (102,739)       19,908        221,599
CLASS C
    Subscriptions                                                                 16,655      172,155       162,872      1,739,456
    Distributions reinvested                                                       1,141       11,905         2,446         25,970
    Redemptions                                                                  (33,805)    (350,920)      (95,402)    (1,013,766)
                                                                             -----------  -----------   -----------   -------------
       Net increase (decrease)                                                   (16,009)    (166,860)       69,916        751,660
CLASS G
    Subscriptions                                                                  1,302       13,581         5,730         60,772
    Distributions reinvested                                                       4,454       46,485        11,982        127,481
    Redemptions                                                                  (40,369)    (419,787)     (149,357)    (1,581,319)
                                                                             -----------  -----------   -----------   -------------
       Net decrease                                                              (34,613)    (359,721)     (131,645)    (1,393,066)
CLASS T
    Subscriptions                                                                 18,521      193,028        58,602        624,517
    Distributions reinvested                                                      54,092      564,460       138,464      1,472,855
    Redemptions                                                                 (526,647)  (5,474,282)   (1,196,451)   (12,715,478)
                                                                             -----------  -----------   -----------   -------------
       Net decrease                                                             (454,034)  (4,716,794)     (999,385)   (10,618,106)
CLASS Z
    Subscriptions                                                              1,158,100   12,081,419     4,825,213     51,555,096
    Distributions reinvested                                                      82,353      859,302       241,975      2,573,815
    Redemptions                                                               (4,045,443) (42,039,065)  (12,146,564)  (129,272,667)
                                                                             -----------  -----------   -----------   ------------
       Net decrease                                                           (2,804,990) (29,098,344)   (7,079,376)   (75,143,756)

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.


See Accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
                                                            --------------------
October 31, 2004                                     Columbia Taxable Bond Funds
                                                                                        Columbia Quality Plus Bond Fund
                                                                             ----------------------------------------------------
                                                                                   (unaudited)
                                                                                 Six Months Ended               Year Ended
                                                                                 October 31, 2004           April 30, 2004 (a)
                                                                             -------------------------  -------------------------
                                                                                Shares     Dollars ($)    Shares     Dollars ($)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                                                                 44,703      491,326       217,154     2,467,263
    Distributions reinvested                                                       3,419       37,504         8,240        92,024
    Redemptions                                                                  (28,484)    (312,157)      (78,192)     (878,013)
                                                                             -----------  -----------   -----------   -----------
       Net increase                                                               19,638      216,673       147,202     1,681,274
CLASS B
    Subscriptions                                                                 28,469      312,873       119,689     1,365,930
    Distributions reinvested                                                       2,031       22,291         6,172        68,987
    Redemptions                                                                  (16,747)    (182,184)      (63,082)     (710,005)
                                                                             -----------  -----------   -----------   -----------
       Net increase                                                               13,753      152,980        62,779       724,912
CLASS C
    Subscriptions                                                                  5,395       59,996        74,216       843,756
    Distributions reinvested                                                         619        6,788         2,512        28,019
    Redemptions                                                                   (7,461)     (82,279)      (40,409)     (456,366)
                                                                             -----------  -----------   -----------   -----------
       Net increase (decrease)                                                    (1,447)     (15,495)       36,319       415,409
CLASS G
    Subscriptions                                                                  1,436       15,661         3,496        38,989
    Distributions reinvested                                                       9,353      102,530        40,481       454,169
    Redemptions                                                                 (158,902)  (1,742,765)     (458,888)   (5,190,432)
                                                                             -----------  -----------   -----------   -----------
       Net decrease                                                             (148,113)  (1,624,574)     (414,911)   (4,697,274)
CLASS T
    Subscriptions                                                                 95,329    1,049,858       262,862     2,970,617
    Distributions reinvested                                                      52,563      576,470       188,122     2,109,962
    Redemptions                                                                 (396,605)  (4,330,443)     (982,633)  (11,067,751)
                                                                             -----------  -----------   -----------   -----------
       Net decrease                                                             (248,713)  (2,704,115)     (531,649)   (5,987,172)
CLASS Z
    Subscriptions                                                              5,722,644   62,512,973    17,998,221   203,671,442
    Distributions reinvested                                                     483,791    5,307,274     2,039,129    22,814,196
    Redemptions                                                               (6,847,574) (74,761,345)  (22,099,558) (249,551,708)
                                                                             -----------  -----------   -----------   -----------
       Net decrease                                                             (641,139)  (6,941,098)   (2,062,208)  (23,066,070)


(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.


See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
                             ---------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds


NOTE 1. ORGANIZATION

Columbia Funds Trust III (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Corporate Bond Fund
    Columbia Intermediate Government Income Fund
    Columbia Quality Plus Bond Fund

INVESTMENT GOAL

Columbia Corporate Bond Fund seeks a high level of current income. Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund seek a high level of current income consistent with prudent risk of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Columbia Corporate Bond Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund each offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds


believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Funds will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Funds identify U.S. Government securities or other liquid high grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds


INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, except for certain foreign securities which are recorded as soon after ex-date as each Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended April 30, 2004 was as follows:

                                                            April 30, 2004
================================================================================
                                                       Ordinary      Long-Term
                                                        Income*    Capital Gains
================================================================================
 Columbia Corporate Bond Fund                        $ 9,420,984     $       --
================================================================================
 Columbia Intermediate Government Income Fund         18,955,428             --
================================================================================
 Columbia Quality Plus Bond Fund                      44,139,393     12,411,497
================================================================================

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes was:

                                       Unrealized    Unrealized   Net Unrealized
                                      Appreciation  Depreciation   Appreciation
================================================================================
 Columbia Corporate Bond Fund          $ 8,971,827   $(1,788,929)  $ 7,182,898
================================================================================
 Columbia Intermediate
   Government Income Fund                4,751,782    (2,009,819)    2,741,963
================================================================================
 Columbia Quality Plus Bond Fund        20,431,799    (2,859,129)   17,572,670
================================================================================

The following capital loss carryforwards, determined as of April 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                    Columbia
                                                   Columbia       Intermediate
                                                   Corporate       Government
 Year of Expiration                                Bond Fund       Income Fund
================================================================================
      2005                                        $  206,992       $       --
================================================================================
      2007                                           662,376        6,365,899
================================================================================
      2008                                           690,266        3,074,162
================================================================================
      2010                                           394,016               --
================================================================================
                                                  $1,953,650       $9,440,061
================================================================================


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Columbia, the transfer agent and the distributor, are each indirect wholly owned subsidiaries of Bank of America Corporation ("BOA").

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds


INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:


  Average Daily Net Assets                                Annual Fee Rate
================================================================================
  First $500 million                                           0.55%
================================================================================
  Next $500 million                                            0.50%
================================================================================
  Next $500 million                                            0.45%
================================================================================
  Next $500 million                                            0.40%
================================================================================
  Over $2 billion                                              0.35%
================================================================================

For the six months ended October 31, 2004, the annualized effective investment advisory fee rates for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund, and Columbia Quality Plus Bond Fund were 0.55%, 0.55% and 0.53%, respectively.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING & BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund as follows:

      Average Daily Net Assets                                   Annual Fee Rate
================================================================================
  Under $50 million                                                   $ 25,000
================================================================================
  Over $50 million but less than $200 million                         $ 35,000
================================================================================
  Over $200 million but less than $500 million                        $ 50,000
================================================================================
  Over $500 million but less than $1 billion                          $ 85,000
================================================================================
  Over $1 billion                                                     $125,000
================================================================================

In the event that a Fund has more than 25% in non-domestic assets, as measured on a monthly basis, the Fund's annual fees will be 150% of the fees disclosed above. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the six months ended October 31, 2004, the annualized effective pricing and bookkeeping fee rates for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund, and Columbia Quality Plus Bond Fund, inclusive of out-of-pocket expenses, were 0.035%, 0.019% and 0.015%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has agreed to waive a portion of its transfer agent fee for the Columbia Quality Plus Bond Fund. This arrangement may be revised or discontinued by the Transfer Agent at any time. For the six months ended October 31, 2004, the Transfer Agent waived fees of $86 for Columbia Quality Plus Bond Fund.

For the six-months ended October 31, 2004, the annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund, and Columbia Quality Plus Bond Fund were 0.03%, 0.06% and 0.08%, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the six months ended October 31, 2004, the Distributor retained net underwriting discounts and CDSC fees as follows:

                                                        Front-End
                                                       Sales Charge
===============================================================================
                                                    Class A    Class T
===============================================================================
 Columbia Corporate Bond Fund                         $ 253       $ --
===============================================================================
 Columbia Intermediate Government Income Fund           924        151
===============================================================================
 Columbia Quality Plus Bond Fund                      1,339         68
===============================================================================

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds

                                       CDSC

================================================================================
                               Class A   Class B   Class C   Class G   Class T
================================================================================
 Columbia Corporate
   Bond Fund                      $ 2     $1,793       $41   $    --       $--
================================================================================
 Columbia Intermediate
   Government
   Income Fund                     --      6,150        --     7,797        --
================================================================================
 Columbia Quality
   Plus Bond Fund                  --      2,458        --    10,994        --
================================================================================

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                                    Distribution Fee
================================================================================
                                      Class B           Class C1        Class G2
================================================================================
 Columbia Corporate Bond Fund           0.75%              0.75%            N/A
================================================================================
 Columbia Intermediate Government
   Income Fund                          0.75%              0.75%          0.65%
================================================================================
 Columbia Quality Plus Bond Fund        0.75%              0.75%          0.65%

                                                    Service Fee
================================================================================
                                     Class A     Class B    Class C1    Class G2
================================================================================
 Columbia Corporate Bond Fund          0.25%       0.25%       0.25%        N/A
================================================================================
 Columbia Intermediate Government
   Income Fund                         0.25%       0.25%       0.25%      0.50%
================================================================================
 Columbia Quality Plus Bond Fund       0.25%       0.25%       0.25%      0.50%
================================================================================

1 The Distributor has voluntarily limited a portion of each Fund's Class C shares distribution and service fees so that combined they will not exceed 0.85% annually of average net assets.

2 Under the plan, the Funds do not intend to pay more than 0.80% annually for Class G shares. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEE

The Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund do not intend to pay more than 0.15% annually for Class T shareholder services fees.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" on the Statements of Operations. For the six months ended October 31, 2004, the Funds paid fees to Columbia for such services as follows:

 Columbia Corporate Bond Fund                                            $  801
================================================================================
 Columbia Intermediate Government Income Fund                             1,022
================================================================================
 Columbia Quality Plus Bond Fund                                          1,363
================================================================================

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds

NOTE 5. PORTFOLIO INFORMATION

For the six months ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                              U.S. Government              Other Investment
                                 Securities                   Securities
================================================================================
                           Purchases       Sales       Purchases        Sales
================================================================================
 Columbia Corporate
   Bond Fund             $  2,000,508  $  3,908,579    $ 9,616,173  $ 12,111,388
================================================================================
 Columbia Intermediate
   Government
   Income Fund            229,200,476   248,277,148     14,867,189    31,422,750
================================================================================
 Columbia Quality
   Plus Bond Fund         279,834,835   266,056,816    110,136,591   162,940,156
================================================================================

NOTE 6. LINE OF CREDIT

The Funds and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended October 31, 2004, the Funds did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of October 31, 2004 the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein is as follows:

                                          Number of              % of Shares
                                        Shareholders          Outstanding Held
================================================================================
 Columbia Corporate Bond Fund                 2                    93.08%
================================================================================
 Columbia Intermediate Government
   Income Fund                                2                    82.19%
================================================================================
 Columbia Quality Plus Bond Fund              3                    87.02%
================================================================================


NOTE 8. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of

--------------------------------------------------------------------------------
October 31, 2004 (unaudited)                         Columbia Taxable Bond Funds


1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended October 31, 2004, Columbia has assumed $6,035, $12,271 and $26,227 of legal, consulting services and Trustees' fees incurred by the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, respectively, in connection with these matters.

NOTE 9. BUSINESS COMBINATIONS AND MERGERS

On October 13, 2004, the Board of Trustees approved a proposal to merge the Columbia Corporate Bond Fund into the Columbia Quality Plus Bond Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the merger is expected to be on or around February 25, 2005 or such a date as parties may agree.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                        (unaudited)
                                                                                         Six Months
                                                                                           Ended       Year Ended   Period Ended
                                                                                         October 31,    April 30,     April 30,
   Class A Shares                                                                            2004        2004 (a)      2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                     $10.90        $11.26        $10.92
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                  0.21          0.42          0.21(i)
   Net realized and unrealized gain (loss) on investments                                     0.15         (0.29)         0.34
                                                                                          --------      --------      --------
   Total from investment operations                                                           0.36          0.13          0.55
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                (0.24)        (0.49)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                           $11.02        $10.90       $11.26
   Total return (d)                                                                          3.32%(e)      1.19%(f)      5.05%(e)(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                              1.00%(h)      1.10%         1.40%(h)
   Net investment income (g)                                                                 3.85%(h)      3.75%         4.38%(h)
   Waiver/reimbursement                                                                         --         0.10%         0.20%(h)
   Portfolio turnover rate                                                                      6%(e)        15%            9%(e)
   Net assets, end of period (000's)                                                        $1,111        $1,139          $626
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.20.

                                                                                         (unaudited)
                                                                                          Six Months
                                                                                            Ended       Year Ended   Period Ended
                                                                                          October 31,    April 30,    April 30,
   Class B Shares                                                                             2004       2004 (a)      2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                     $10.90        $11.26        $10.92
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                  0.17          0.34          0.19(i)
   Net realized and unrealized gain (loss) on investments                                     0.15         (0.29)         0.32
                                                                                          --------      --------      --------
   Total from investment operations                                                           0.32          0.05          0.51
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                (0.20)        (0.41)        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                           $11.02        $10.90        $11.26
   Total return (d)                                                                          2.93%(e)      0.46%(f)      4.71%(e)(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                              1.75%(h)      1.82%         1.82%(h)
   Net investment income (g)                                                                 3.10%(h)      3.01%         4.03%(h)
   Waiver/reimbursement                                                                         --         0.10%         0.20%(h)
   Portfolio turnover rate                                                                      6%(e)        15%            9%(e)
   Net assets, end of period (000's)                                                        $2,088        $1,978          $952
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.18.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                          (unaudited)
                                                                                          Six Months
                                                                                            Ended       Year Ended    Period Ended
                                                                                          October 31,     April 30,      April 30,
   Class C Shares                                                                            2004         2004 (a)       2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                     $10.90        $11.26        $10.92
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                  0.18          0.35          0.20(i)
   Net realized and unrealized gain (loss) on investments                                     0.14         (0.28)         0.32
                                                                                          --------      --------      --------
   Total from investment operations                                                           0.32          0.07          0.52
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                (0.20)        (0.43)        (0.18)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                           $11.02        $10.90        $11.26
   Total return (d)(e)                                                                       3.01%(f)      0.62%         4.77%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                              1.60%(h)      1.67%         1.62%(h)
   Net investment income (g)                                                                 3.25%(h)      3.15%         4.13%(h)
   Waiver/reimbursement                                                                      0.15%(h)      0.25%         0.35%(h)
   Portfolio turnover rate                                                                      6%(f)        15%            9%(f)
   Net assets, end of period (000's)                                                          $483          $496          $258
------------------------------------------------------------------------------------------------------------------------------------

(a)  On October 13, 2003, the Liberty Corporate Bond Fund was renamed the
     Columbia Corporate Bond Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.18.

                                  (unaudited)
                                  Six Months                    Six Months
                                     Ended        Year Ended        Ended                      Year Ended October 31,
                                  October 31,      April 30,      April 30,    -----------------------------------------------------
   Class Z Shares                     2004           2004 (a)    2003 (b)(c)       2002           2001          2000         1999
====================================================================================================================================
   Net asset value, beginning
      of period                       $10.90        $11.26       $11.03          $10.92          $10.14       $10.22       $10.90
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                0.22(d)       0.45(d)      0.27(d)(k)      0.56(e)(k)      0.60(k)      0.61(k)      0.59(k)
   Net realized and unrealized gain
     (loss) on investments              0.15         (0.28)        0.21            0.12(e)         0.78        (0.05)       (0.68)
                                    --------      --------     --------        --------        --------     --------     --------
   Total from investment operations     0.37          0.17         0.48            0.68            1.38         0.56        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income          (0.25)        (0.53)       (0.25)          (0.57)          (0.60)       (0.64)       (0.59)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period     $11.02        $10.90       $11.26          $11.03          $10.92       $10.14       $10.22
   Total return (f)                    3.45%(g)      1.49%(h)     4.41%(g)(h)     6.49%(h)       13.99%(h)     5.69%(h)   (0.82)%(h)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (i)                        0.75%(j)      0.82%        0.74%(j)        0.71%           0.77%        0.83%        0.85%
   Net investment income (i)           4.10%(j)      4.06%        4.83%(j)        5.08%(e)        5.70%        6.01%        5.62%
   Waiver/reimbursement                   --         0.10%        0.20%(j)        0.20%           0.20%        0.20%        0.20%
   Portfolio turnover rate                6%(g)        15%           9%(g)          33%             79%          75%         206%
   Net assets, end of
      period (000's)                $188,812      $195,145     $191,055        $166,291        $122,039      $89,600      $79,382
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Corporate Bond Fund was redesignated Liberty Corporate Bond Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.01), $0.01 and (0.25)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.26(d), $0.54, $0.58, $0.60 and $0.57,
     respectively.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                         (unaudited)
                                                                                         Six Months
                                                                                            Ended       Year Ended   Period Ended
                                                                                         October 31,     April 30,     April 30,
   Class A Shares                                                                           2004         2004 (a)      2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                    $10.42        $10.83         $10.68
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                 0.17          0.26           0.17(i)
   Net realized and unrealized gain (loss) on investments and futures contracts              0.13         (0.27)          0.16
                                                                                         --------      --------       --------
   Total from investment operations                                                          0.30         (0.01)          0.33
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                               (0.19)        (0.40)         (0.18)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                          $10.53        $10.42         $10.83
   Total return (d)                                                                         2.89%(e)      (0.09)%(f)     3.11%(e)(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                             1.01%(h)      1.05%          1.11%(h)
   Net investment income (g)                                                                3.18%(h)      2.46%          3.78%(h)
   Waiver/reimbursement                                                                        --         0.11%          0.20%(h)
   Portfolio turnover rate                                                                    63%(e)       133%            36%(e)
   Net assets, end of period (000's)                                                       $2,770        $3,159         $1,267
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.16.

                                                                                        (unaudited)
                                                                                        Six Months
                                                                                           Ended       Year Ended   Period Ended
                                                                                         October 31,    April 30,     April 30,
   Class B Shares                                                                           2004         2004 (a)      2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                    $10.42        $10.83        $10.68
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                 0.13          0.19          0.14(i)
   Net realized and unrealized gain (loss) on investments and futures contracts              0.13         (0.28)         0.15
                                                                                         --------      --------      --------
   Total from investment operations                                                          0.26         (0.09)         0.29
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                               (0.15)        (0.32)        (0.14)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                          $10.53        $10.42        $10.83
   Total return (d)                                                                         2.51%(e)      (0.85)%(f)     2.70%(e)(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                             1.76%(h)      1.81%          1.86%(h)
   Net investment income (g)                                                                2.43%(h)      1.83%          2.96%(h)
   Waiver/reimbursement                                                                        --         0.11%          0.20%(h)
   Portfolio turnover rate                                                                    63%(e)       133%            36%(e)
   Net assets, end of period (000's)                                                       $2,642        $2,718         $2,612
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.13.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                            (unaudited)
                                                                                            Six Months
                                                                                               Ended      Year Ended    Period Ended
                                                                                            October 31,     April 30,     April 30,
   Class C Shares                                                                              2004         2004 (a)      2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                      $10.42        $10.83          $10.68
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                   0.14          0.20            0.14(i)
   Net realized and unrealized gain (loss) on investments and futures contracts                0.13         (0.27)           0.16
                                                                                           --------      --------        --------
   Total from investment operations                                                            0.27         (0.07)           0.30
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                 (0.16)        (0.34)          (0.15)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                            $10.53        $10.42          $10.83
   Total return (d)(e)                                                                         2.59%(f)     (0.71)%         2.79%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                                1.61%(h)      1.65%          1.80%(h)
   Net investment income (g)                                                                   2.58%(h)      1.89%          3.02%(h)
   Waiver/reimbursement                                                                        0.15%(h)      0.26%          0.35%(h)
   Portfolio turnover rate                                                                       63%(f)       133%            36%(f)
   Net assets, end of period (000's)                                                            $987        $1,143           $432
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 $0.12.

                                 (unaudited)
                                  Six Months                 Six Months
                                    Ended      Year Ended      Ended                        Year Ended October 31,
                                 October 31,    April 30,     April 30,     ------------------------------------------------------
   Class G Shares                   2004         2004 (a)    2003 (b)(c)       2002           2001          2000          1999 (d)
====================================================================================================================================
   Net asset value,
      beginning of period         $10.42         $10.83        $10.77        $10.72           $9.95         $9.85          $10.50
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income            0.14(e)        0.21(e)       0.16(e)(l)    0.38(e)(f)(l)   0.46(l)       0.48(e)(l)      0.47(l)
   Net realized and unrealized
     gain (loss) on investments
     and futures contracts          0.13          (0.28)         0.08          0.09(f)         0.77          0.11           (0.66)
                                --------       --------      --------       --------       --------      --------        --------
   Total from investment
      operations                    0.27          (0.07)         0.24          0.47            1.23          0.59           (0.19)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income      (0.16)         (0.34)        (0.18)        (0.42)          (0.46)        (0.49)          (0.46)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                  $10.53         $10.42        $10.83        $10.77          $10.72         $9.95           $9.85
   Total return (g)                2.61%(h)     (0.70)%(i)      2.21%(h)(i)   4.52%(i)       12.64%(i)      6.22%(i)      (1.78)%(i)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (j)                    1.56%(k)       1.68%         1.68%(k)      1.70%           1.76%         1.71%           1.64%
   Net investment income (j)       2.63%(k)       2.00%         2.98%(k)      3.65%(f)        4.44%         4.89%           4.61%
   Waiver/reimbursement               --          0.11%         0.20%(k)      0.21%           0.22%         0.38%           0.50%
   Portfolio turnover rate           63%(h)        133%           36%(h)        99%             86%           99%            184%
   Net assets, end of
      period (000's)              $3,120         $3,448        $5,013        $5,277          $3,695        $1,765          $1,084
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail B shares were redesignated Liberty Intermediate Government Income Fund, Class G shares.
(d)  The Fund began offering Retail B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)  Not annualized.
(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.13(e), $0.36(e), $0.43, $0.35(e) and
     $0.42, respectively.


FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:
                             (unaudited)
                              Six Months                   Six Months
                                Ended       Year Ended        Ended                       Year Ended October 31,
                              October 31,    April 30,      April 30,    -------------------------------------------------------
   Class T Shares                2004         2004 (a)      2003 (b)(c)       2002           2001           2000          1999
====================================================================================================================================
   Net asset value,
      beginning of period        $10.42         $10.83        $10.77          $10.72            $9.95        $9.86         $10.50
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment
      operations:
   Net investment income           0.17(d)        0.29(d)       0.20(d)(k)      0.46(d)(e)(k)    0.54(k)      0.55(d)(k)     0.54(k)
   Net realized and unrealized
     gain (loss) on
     investments and
     futures contracts             0.13          (0.29)         0.07            0.09(e)          0.77         0.11          (0.65)
                               --------       --------      --------        --------         --------      --------       --------
   Total from investment
      operations                   0.30             --          0.27            0.55             1.31         0.66          (0.11)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income     (0.19)         (0.41)        (0.21)          (0.50)           (0.54)       (0.57)         (0.53)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value,
      end of period              $10.53         $10.42        $10.83          $10.77           $10.72        $9.95          $9.86
   Total return (f)               2.95%(g)     (0.01)%(h)      2.55%(g)(h)     5.32%(h)        13.52%(h)     7.01%(h)     (1.11)%(h)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
   Supplemental data:
   Expenses (i)                   0.91%(j)       0.98%         0.92%(j)        0.94%            0.98%        0.97%          0.97%
   Net investment income (i)      3.28%(j)       2.69%         3.72%(j)        4.41%(e)         5.22%        5.63%          5.28%
   Waiver/reimbursement              --          0.11%         0.20%(j)        0.20%            0.20%        0.21%          0.20%
   Portfolio turnover rate          63%(g)        133%           36%(g)          99%              86%          99%           184%
   Net assets, end of
      period (000's)            $36,351        $40,692       $53,158        $57,452           $61,224      $47,548        $56,454
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail A shares were redesignated Liberty Intermediate Government Income Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.17(d), $0.44(d), $0.52, $0.58(d) and
     $0.52, respectively.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:

                                (unaudited)
                                Six Months                   Six Months
                                   Ended      Year Ended       Ended                        Year Ended October 31,
                                October 31,    April 30,      April 30,     --------------------------------------------------------
   Class Z Shares                  2004        2004 (a)      2003 (b)(c)      2002           2001           2000          1999
====================================================================================================================================
   Net asset value,
      beginning of period         $10.42        $10.83         $10.77         $10.72           $9.95        $9.85         $10.50
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment
      operations:
   Net investment income            0.18(d)       0.31(d)        0.13(d)(k)     0.49(d)(e)(k)   0.57(k)      0.58(d)(k)     0.56(k)
   Net realized and unrealized
     gain (loss) on investments
     and futures contracts          0.13         (0.29)          0.16           0.08(e)         0.77         0.11          (0.65)
                                --------      --------       --------       --------       --------      --------       --------
   Total from investment
      operations                    0.31          0.02           0.29           0.57            1.34         0.69          (0.09)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income      (0.20)        (0.43)         (0.23)         (0.52)          (0.57)       (0.59)         (0.56)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value,
      end of period               $10.53        $10.42         $10.83         $10.77          $10.72        $9.95          $9.85
   Total return (f)                3.02%(g)      0.19%(h)       2.72%(g)(h)    5.59%(h)       13.84%(h)      7.29%(h)     (0.86)%(h)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (i)                    0.76%(j)      0.78%          0.69%(j)       0.68%           0.70%         0.70%         0.72%
   Net investment income (i)       3.43%(j)      2.89%          3.96%(j)       4.67%(e)        5.50%         5.90%         5.53%
   Waiver/reimbursement               --         0.11%          0.20%(j)       0.21%           0.20%         0.20%         0.20%
   Portfolio turnover rate           63%(g)       133%            36%(g)         99%             86%           99%          184%
   Net assets, end
      of period (000's)         $333,189      $358,847       $449,906       $480,375        $497,790      $451,501       $234,880
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Trust shares were redesignated Liberty Intermediate Government Income Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.12(d), $0.47(d), $0.55, $0.40(d) and
     $0.54, respectively.


FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                  (unaudited)
                                  Six Months                   Six Months
                                     Ended      Year Ended       Ended                            Year Ended October 31,
                                  October 31,    April 30,      April 30,    -------------------------------------------------------
   Class A Shares                    2004        2004 (a)      2003 (b)(c)      2002           2001           2000        1999 (d)
====================================================================================================================================
   Net asset value,
      beginning of period          $10.93         $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income             0.20(e)        0.38(e)       0.24(e)(m)     0.54(f)(m)     0.57(m)       0.57(m)        0.60(m)
   Net realized and unrealized gain
     (loss) on investments
     and futures contracts           0.19          (0.30)         0.24           0.07(f)        0.89          0.12          (0.89)
                                 --------       --------      --------       --------       --------      --------       --------
   Total from investment
      operations                     0.39           0.08          0.48           0.61           1.46          0.69          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income       (0.21)         (0.46)        (0.25)         (0.55)         (0.58)        (0.59)         (0.57)
   From net realized gains             --          (0.21)           --             --             --            --          (0.09)
                                  --------       --------      --------       --------       --------      --------       --------
   Total distributions declared
     to shareholders                (0.21)         (0.67)        (0.25)         (0.55)         (0.58)        (0.59)         (0.66)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period  $11.11         $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (g)(h)              3.65%(i)       0.65%         4.28%(i)       5.64%         14.48%         7.00%        (2.68)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (j)                     0.98%(k)       1.02%         0.92%(k)       0.89%          0.95%         1.05%          0.96%
   Net investment income (j)        3.62%(k)       3.35%         4.20%(k)       4.79%(f)       5.33%         5.74%          5.35%
   Waiver/reimbursement               --%(k)(l)    0.12%         0.22%(k)       0.39%          0.38%         0.47%          0.56%
   Portfolio turnover rate            46%(i)        119%           42%(i)         75%           131%          104%           226%
   Net assets, end
      of period (000's)            $2,357         $2,105          $522            $59            $38           $34            $16
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were redesignated Liberty Quality Plus Bond Fund, Class A shares.
(d)  The Fund began offering Prime A shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $0.00, $0.00 and (0.15)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.
(m) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.23(e), $0.50, $0.53, $0.52 and $0.54,
     respectively.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                  (unaudited)
                                  Six Months                   Six Months
                                    Ended       Year Ended        Ended                       Year Ended October 31,
                                  October 31,    April 30,      April 30,    -------------------------------------------------------
   Class B Shares                    2004        2004 (a)      2003 (b)(c)      2002           2001           2000        1999 (d)
====================================================================================================================================
   Net asset value, beginning
      of period                    $10.93         $11.52        $11.29         $11.23         $10.35        $10.24         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income             0.16(e)        0.29(e)       0.20(e)(m)     0.44(f)(m)     0.49(m)       0.51(m)        0.49(m)
   Net realized and unrealized
     gain (loss) on investments
     and futures contracts           0.19          (0.30)         0.24           0.08(f)        0.89          0.12          (0.87)
                                  --------       --------      --------       --------       --------      --------       --------
   Total from investment
      operations                     0.35          (0.01)         0.44           0.52           1.38          0.63          (0.38)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income       (0.17)         (0.37)        (0.21)         (0.46)         (0.50)        (0.52)         (0.49)
   From net realized gains             --          (0.21)           --             --             --            --          (0.09)
                                  --------       --------      --------       --------       --------      --------       --------
   Total distributions declared
     to shareholders                (0.17)         (0.58)        (0.21)         (0.46)         (0.50)        (0.52)         (0.58)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period  $11.11         $10.93        $11.52         $11.29         $11.23        $10.35         $10.24
   Total return (g)(h)              3.26%(i)     (0.12)%         3.89%(i)       4.86%         13.65%         6.41%        (3.46)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (j)                     1.73%(k)       1.81%         1.68%(k)       1.64%          1.68%         1.71%          1.71%
   Net investment income (j)        2.87%(k)       2.60%         3.45%(k)       4.04%(f)       4.60%         5.07%          4.60%
   Waiver/reimbursement               --%(k)(l)    0.11%         0.22%(k)       0.30%          0.28%         0.29%          0.36%
   Portfolio turnover rate            46%(i)        119%           42%(i)         75%           131%          104%           226%
   Net assets, end of
      period (000's)               $1,719         $1,541          $900           $268           $290          $262           $323
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were redesignated Liberty Quality Plus Bond Fund, Class B shares.
(d)  The Fund began offering Prime B shares on November 1, 1998.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.
(m) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.19(e), $0.40, $0.46, $0.48 and $0.45,
     respectively.


FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                           (unaudited)
                                                                                            Six Months
                                                                                               Ended       Year Ended   Period Ended
                                                                                            October 31,     April 30,     April 30,
   Class C Shares                                                                              2004         2004 (a)      2003 (b)
====================================================================================================================================
   Net asset value, beginning of period                                                       $10.93        $11.52         $11.21
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                    0.17          0.31           0.16(i)
   Net realized and unrealized gain (loss) on investments and futures contracts                 0.19         (0.30)          0.33
                                                                                             --------      --------       --------
   Total from investment operations                                                             0.36          0.01           0.49
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                  (0.18)        (0.39)         (0.18)
   From net realized gains                                                                        --         (0.21)            --
                                                                                             --------      --------       --------
   Total distributions declared to shareholders                                                (0.18)        (0.60)         (0.18)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                             $11.11        $10.93         $11.52
   Total return (d)(e)                                                                         3.33%(f)      0.10%          4.38%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/Supplemental data:
   Expenses (g)                                                                                1.58%(h)      1.59%          1.55%(h)
   Net investment income (g)                                                                   3.02%(h)      2.75%          3.23%(h)
   Waiver/reimbursement                                                                        0.15%(h)      0.26%          0.37%(h)
   Portfolio turnover rate                                                                       46%(f)       119%            42%(f)
   Net assets, end of period (000's)                                                            $551          $558           $170
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.14.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                  (unaudited)
                                  Six Months                   Six Months
                                     Ended       Year Ended       Ended                        Year Ended October 31,
                                  October 31,    April 30,      April 30,     ------------------------------------------------------
   Class G Shares                    2004        2004 (a)      2003 (b)(c)      2002           2001           2000          1999
====================================================================================================================================
   Net asset value,
      beginning of period          $10.93         $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income             0.17(d)        0.33(d)       0.20(d)(l)     0.45(e)(l)     0.51(l)       0.52(l)        0.50(l)
   Net realized and unrealized gain
     (loss) on investments
     and futures contracts           0.19          (0.32)         0.24           0.08(e)        0.88          0.11          (0.86)
                                 --------       --------      --------       --------       --------      --------       --------
   Total from investment
      operations                     0.36           0.01          0.44           0.53           1.39          0.63          (0.36)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income       (0.18)         (0.39)        (0.21)         (0.47)         (0.51)        (0.53)         (0.50)
   From net realized gains             --          (0.21)           --             --             --            --          (0.09)
                                  --------       --------      --------       --------       --------      --------       --------
   Total distributions declared
     to shareholders                (0.18)         (0.60)        (0.21)         (0.47)         (0.51)        (0.53)         (0.59)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value,
      end of period                $11.11         $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (f)(g)              3.36%(h)       0.10%         3.94%(h)       4.90%         13.70%          6.37%       (3.25)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (i)                     1.53%(j)       1.60%         1.60%(j)       1.60%          1.64%         1.65%          1.59%
   Net investment income (i)        3.07%(j)       2.90%         3.56%(j)       4.08%(e)       4.64%         5.13%          4.72%
   Waiver/reimbursement               --%(j)(k)    0.11%         0.22%(j)       0.23%          0.20%         0.26%          0.29%
   Portfolio turnover rate            46%(h)        119%           42%(h)         75%           131%          104%           226%
   Net assets, end of
      period (000's)               $6,610         $8,124       $13,345        $13,981        $14,246        $5,775         $6,550
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail B shares were redesignated Liberty Quality Plus Bond Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.
(l) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.17(d), $0.43, $0.49, $0.50 and $0.47,
     respectively.


FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                  (unaudited)
                                  Six Months                   Six Months
                                     Ended       Year Ended      Ended                        Year Ended October 31,
                                  October 31,    April 30,      April 30,    -------------------------------------------------------
   Class T Shares                    2004        2004 (a)      2003 (b)(c)      2002           2001           2000          1999
====================================================================================================================================
   Net asset value,
      beginning of period          $10.93         $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income             0.21(d)        0.40(d)       0.24(d)(l)     0.52(e)(l)     0.57(l)       0.59(l)        0.57(l)
   Net realized and unrealized
     gain (loss)
     on investments
     and futures contracts           0.19          (0.31)         0.24           0.08(e)        0.89          0.11          (0.86)
                                 --------       --------      --------       --------       --------      --------       --------
   Total from investment
      operations                     0.40           0.09          0.48           0.60           1.46          0.70          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income       (0.22)         (0.47)        (0.25)         (0.54)         (0.58)        (0.60)         (0.57)
   From net realized gains             --          (0.21)           --             --             --            --          (0.09)
                                 --------       --------      --------       --------       --------      --------       --------
   Total distributions declared
     to shareholders                (0.22)         (0.68)        (0.25)         (0.54)         (0.58)        (0.60)         (0.66)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period  $11.11         $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (f)(g)              3.70%(h)       0.75%         4.29%(h)       5.63%         14.45%         7.04%        (2.66)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (i)                     0.88%(j)       0.95%         0.91%(j)       0.91%          0.98%         1.01%          0.99%
   Net investment income (i)        3.72%(j)       3.54%         4.26%(j)       4.77%(e)       5.30%         5.76%          5.32%
   Waiver/reimbursement               --%(j)(k)    0.11%         0.22%(j)       0.22%          0.20%         0.22%          0.21%
   Portfolio turnover rate            46%(h)        119%           42%(h)         75%           131%          104%           226%
   Net assets, end of
      period (000's)              $32,864        $35,058       $43,084        $44,409        $48,276       $33,429        $42,906
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail A shares were redesignated Liberty Quality Plus Bond Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.
(l) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.21(d), $0.50, $0.55, $0.56 and $0.55,
     respectively.


FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:
                                  (unaudited)
                                  Six Months                   Six Months
                                     Ended      Year Ended        Ended                          Year Ended October 31,
                                  October 31,    April 30,      April 30,   --------------------------------------------------------
   Class Z Shares                    2004        2004 (a)      2003 (b)(c)      2002           2001           2000          1999
====================================================================================================================================
   Net asset value,
      beginning of period          $10.93         $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income             0.21(d)        0.42(d)       0.25(d)(l)     0.55(e)(l)     0.60(l)       0.61(l)        0.58(l)
   Net realized and unrealized gain
     (loss) on investments
     and futures contracts           0.20          (0.31)         0.24           0.08(e)        0.88          0.11          (0.86)
                                  --------       --------      --------       --------       --------      --------       --------
   Total from investment
      operations                     0.41           0.11          0.49           0.63           1.48          0.72          (0.28)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared
      to shareholders:
   From net investment income       (0.23)         (0.49)        (0.26)         (0.57)         (0.60)        (0.62)         (0.58)
   From net realized gains             --          (0.21)           --             --             --            --          (0.09)
                                  --------       --------      --------       --------       --------      --------       --------
   Total distributions declared
     to shareholders                (0.23)         (0.70)        (0.26)         (0.57)         (0.60)        (0.62)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value,
      end of period                $11.11         $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (f)(g)              3.78%(h)       0.94%         4.41%(h)       5.86%         14.73%         7.27%        (2.52)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/
      Supplemental data:
   Expenses (i)                     0.73%(j)       0.75%         0.67%(j)       0.69%          0.73%         0.78%          0.84%
   Net investment income (i)        3.87%(j)       3.71%         4.49%(j)       4.99%(e)       5.55%         5.99%          5.46%
   Waiver/reimbursement               --%(j)(k)    0.11%         0.22%(j)       0.22%          0.21%         0.21%          0.20%
   Portfolio turnover rate            46%(h)        119%           42%(h)         75%           131%          104%           226%
   Net assets, end
      of period (000's)          $824,121       $817,994      $885,920       $888,792       $831,727      $558,789       $237,772
------------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)  The Fund changed its fiscal year end from October 31 to April 30.
(c) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were redesignated Liberty Quality Plus Bond Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.
(l) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.24(d), $0.53, $0.58, $0.59 and $0.56,
     respectively.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                       -----------------------------------------
                                                     Columbia Taxable Bond Funds

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Taxable Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the Funds' proxy voting policies and procedures is available
(i) on the Funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Funds' website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

eDELIVERY logo

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


Columbia Taxable Bond Funds  Semiannual Report, October 31, 2004


COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT

[C] 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  WWW.COLUMBIAFUNDS.COM


                                                                  --------------
                                                                     PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                  Holliston, MA
                                                                  Permit NO. 20
                                                                  --------------



                                                 FI-03/443T-1004 (12/04) 04/3697

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust III
            ----------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                December 27, 2004
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        ----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                December 27, 2004
    ------------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                December 27, 2004
    ------------------------------------------------------------------------